UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23268

HIGHLAND INCOME FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (800) 357-9167

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is attached herewith.

Highland Income Fund

(formerly, Highland Floating Rate Opportunities Fund)

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund’s transfer agent at 1-800-357-9167.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-357-9167 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Highland Income Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through the use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

As of December 31, 2019	Highland Income Fund (NYSE: HFRO)

Performance Overview

For the twelve-month period ended December 31, 2019, Highland Income Fund (the “Fund” or “HFRO”) experienced a total price return of 1.48% and a total NAV return of 4.30%. Over the same period, the Fund’s benchmark, the Credit Suisse Leveraged Loan Index (the “Index”), returned 8.17%. As of December 31, 2019, the Fund held investments in 91 issuers generating a 12-month yield of 7.33%. The weighted average loan price in the portfolio was $93.79, and the average price of collateralized loan obligation (“CLO”) debt was $87.98. In terms of composition, the Fund was allocated to 35.4% loans, 23.4% CLO debt, 39.2% equities, and 2.1% bonds.

Manager’s Discussion

The year 2019 was a bit of a roller coaster year in the leveraged loan market. Following the Federal Reserve System (the “Fed”) signaling it would continue raising interest rates at the end of 2018 and the ensuing market volatility, credit markets experienced a significant rebound to start 2019 as the Fed reassessed the environment and determined that it was warranted to pause further interest rate hikes. Over the next couple of months and as additional dovish commentary followed, risk market sentiment continued to improve. However, in late spring markets began to succumb to the uncertainty of a potentially prolonged trade dispute with China. While equity markets eventually recovered, the softness in the loan market persisted. In addition to macroeconomic uncertainty, retail loan outflows remained a consistent headwind as the Fed pause and subsequent rate cuts caused investors to reduce floating rate debt exposure. The price weakness finally reversed in December as we gained clarity on the trade front, boosting returns for loans to over 8%. Despite the better than expected result, the composition of that return was quite unusual. BB and B-rated issuances substantially outperformed their CCC-rated counterparts. Some of that trend reversed in December, but investor cautiousness remained a consistent theme throughout 2019.

As a result of the weak start and strong end to the year, the average loan price for the S&P/LSTA Leveraged Loan Price Index improved from 93.84 to 96.72. In addition to improving risk sentiment, CLO demand and lower issuance were able to mitigate the impact of persistent retail outflows. Net CLO issuance remained robust in 2019 and, at the lower end of forecasts, was down less than 10%. Meanwhile, net loan issuance was down over 30%. Although 2019 experienced a heightened level of defaults, commodity-sensitive sectors (energy and metals/mining) accounted for the majority and loan default rates remain modest at 1.64% on a trailing 12-month basis (slightly lower than where they began the year). Absent a material deterioration in economic performance, we do not anticipate an appreciable rise in the default rate during the near-term.

We continue to follow from the Highland Floating Rate Opportunities Fund an investment approach centered around a diverse set of opportunities. To this end and in addition to its traditional core portfolios of leveraged loans, CLO debt, and special situations, the Fund expanded its investment strategy in May and changed its name to the Highland Income Fund. The Fund’s ticker and investment objective (i.e., to provide a high level of current income consistent with the preservation of capital) did not change, but the policy of investing at least 80% of net assets in floating rate instruments was removed. Under the new strategy, the Fund has expanded upon its focus on floating rate investments to also include investments in securities or related instruments directly or indirectly secured by real estate. It is not envisioned that it will become a real estate only fund. However, at this point in the credit cycle, we believed it prudent to expand the investment scope to include other assets with similar income characteristics that may not be as correlated to traditional floating rate investments. We believe that this approach leverages Highland’s existing real estate capabilities and positions the Fund to better weather bouts of market turbulence should they arise in the future.

As we begin a new year, we are cautiously optimistic about returns in the credit markets. We expect the positive, but relatively low, economic growth environment to persist. We are entering an election year and are likely to continue to face trade headlines (possibly away from China), which may constrain further growth acceleration. However, this is not necessarily a negative for credit, as a hesitant Fed (combined with easy money globally) should provide a supportive backdrop for risk assets. Obviously, a reacceleration in growth and a concurrent rise in yields could be a good outcome for loans as well. Nonetheless, we expect the loan market technical to be more balanced in 2020. Most expect net loan and CLO issuance to drop in 2020. While loan retail outflows may continue, we believe the magnitude should be smaller going forward. Such outflows may prevent the price discount from narrowing much, but we believe a positive coupon is not unreasonable. However, we do expect some reversal of the quality trade experienced for much of last year. We believe that further upside for double-Bs is likely limited and that investors will increasingly look into the more downtrodden single-Bs for alpha generation. However, we do not believe there will be a widespread rally in CCC credits. There may be some catalyst-driven instances that have a successful outcome, but there still seems to be some persisting cautiousness amongst credit investors. Regardless of the opportunity set, we expect that the Fund’s flexible investment strategy will position it to positively traverse this next stage of the credit cycle. We continue to believe that upcoming opportunities will be defined around more idiosyncratic situations that favor a more active approach to investment management, and the ability to pursue those opportunities (and avoid others), regardless of asset class, should be beneficial and enhance the total return potential for the Fund.

We thank you for your continued support and investment in the Fund.

Annual Report	1

CONSOLIDATED FUND PROFILE (unaudited)

Highland Income Fund

Objective

Highland Income Fund seeks to provide a high level of current income, consistent with preservation of capital.

Net Assets as of December 31, 2019

$995.4 million

Portfolio Data as of December 31, 2019

The information below provides a snapshot of Highland Income Fund at the end of the reporting period. Highland Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 12/31/2019(%)(1)

AAA	0.52
BBB	0.96
BB	16.69
B	42.80
CCC	6.30
D	1.75
NR	30.98

Top 5 Sectors as of 12/31/2019(%)(1)(2)

Real Estate	46.5
Financial	40.9
Information Technology	10.2
Healthcare	8.3
Communication Services	5.9

Top 10 Holdings as of 12/31/2019(%)(1)(2)(3)

Creek Pine Holdings, LLC 10.25%, (Preferred Stock)	20.9
NFRO REIT SUB, LLC (Common Stock)	9.6
FREMF Mortgage Trust 7.70%, 2/25/2026 (Agency Collateralized Mortgage Obligations)	6.1
EDS Legacy Partners 7.50%, 12/14/2023 (U.S. Senior Loans)	5.7
SFR WLIF II, LLC (LLC Interest)	5.2
FREMF Mortgage Trust, 11/25/2029 (Agency Collateralized Mortgage Obligations)	5.1
CCS Medical, Inc., Term Loan 12.50%, 5/31/2020 (U.S. Senior Loans)	4.8
Metro-Goldwyn-Mayer, Inc. (Common Stock)	3.9
SFR WLIF III, LLC (LLC Interest)	2.5
Jernigan Capital, Inc. 7.00%, (Preferred Stock)	2.5

(1)

Quality is calculated as a percentage of total credit instruments held by the portfolio. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in a cash equivalent.

2	Annual Report

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2019	Highland Income Fund

A guide to understanding the Fund’s consolidated financial statements

Consolidated Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Consolidated Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Consolidated Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Consolidated Statements of Changes in Net Assets	These statements detail how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Consolidated Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Consolidated Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Consolidated Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	3

CONSOLIDATED INVESTMENT PORTFOLIO

As of December 31, 2019	Highland Income Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 52.6%

COMMERCIAL SERVICES - 2.6%
10,076,415	American Traffic Solutions, Inc., VAR LIBOR USD 3 Month+3.750%, 02/21/25	10,156,221
7,240,664	EmployBridge LLC, 2018 Refinancing Term Loan, VAR LIBOR USD 3 Month+4.500%, 04/18/25	7,132,054
8,520,740	Fort Dearborn Holding Company, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 10/19/23	8,286,419

		25,574,694

COMMUNICATION SERVICES - 1.1%
5,248,005	iHeartCommunications Inc., Initial Term Loan, 1st Lien, 05/01/26	5,299,383
6,119,646	TerreStar Corporation, Term Loan D, 11.000% PIK, 02/27/20 (b)(d)	6,107,407

		11,406,790

CONSUMER DISCRETIONARY - 2.9%
13,545,751	Truck Hero, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 04/22/24	13,240,972
4,076,667	Truck Hero, Inc., Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.250%, 04/21/25	3,913,600
11,845,582	USS Ultimate Holdings, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 08/09/24	11,906,054

		29,060,626

CONSUMER PRODUCTS - 1.3%
3,334,113	Dayco Products, LLC, Term Loan B, VAR LIBOR USD 3 Month+4.250%, 05/08/23	2,942,355
10,068,966	KIK Custom Products, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 05/15/23	9,912,896

		12,855,251

ENERGY - 2.5%
15,904,030	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 04/11/23	9,154,757
17,018,093	Traverse Midstream Partners LLC, Term Loan, VAR LIBOR USD 3 Month+4.000%, 09/27/24	15,452,429

		24,607,186

FINANCIAL - 2.4%
9,850,000	BCP Renaissance Parent LLC, Term Loan B, VAR LIBOR USD 3 Month+3.500%, 10/31/24	8,784,969
5,940,000	Edelman Financial Center (The), Initial Term Loan, VAR LIBOR USD 3 Month+3.250%, 07/21/25	5,983,926

Principal Amount ($)		Value ($)

FINANCIAL (continued)
9,447,348	Edelman Financial Group (The), Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.750%, 06/26/26	9,459,157

		24,228,052

GAMING/LEISURE - 1.1%
22,791,602	Ginn-LA CS Borrower LLC, Tranche A Term Loan Credit-Linked Deposit, 1st Lien, (b)(c)(d)	—
48,851,124	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien, (b)(c)(d)	—
13,442,392	LLV Holdco, LLC, Revolving Exit Loan, 09/03/20 (b)(d)(e)	10,753,914

		10,753,914

HEALTHCARE - 8.2%
2,694,724	American Renal Holdings Inc., Term Loan B, VAR LIBOR USD 3 Month+3.250%, 06/21/24	2,567,452
13,680,556	BW NHHC Holdco Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 05/15/25	11,286,458
58,712,985	CCS Medical, Inc., Term Loan, 05/31/20 (b)(d)(e)	47,733,657
247,500	First Eagle Holdings, Inc. (fka Arnhold and S. Bleichroeder Holdings, Inc.), Refinancing Term Loan, VAR LIBOR USD 3 Month+2.750%, 12/02/24	249,253
9,914,381	Radnet Management, Inc., Term Loan B-1, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 06/30/23	9,982,542
1,777,778	Sound Inpatient Physicians Holdings LLC, 2nd Lien, VAR LIBOR USD 3 Month+6.750%, 06/19/26	1,795,556
8,245,988	Surgery Center Holdings, Inc. Term Loan B, VAR LIBOR USD 3 Month+3.250%, 09/02/24	8,227,104

		81,842,022

INDUSTRIALS - 3.4%
14,544,843	Hayward Industries, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.500%, 08/05/24	14,472,119
9,614,694	Omnimax International, Inc., Unsecured Term Loan, 14.000% PIK, 02/06/21 (b)(d)(e)	8,105,187
4,000,000	PSC Industrial Holdings Corp., Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.500%, 10/11/25	3,850,000
6,925,795	PSC Industrial Holdings Corp., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 10/11/24	6,896,915

		33,324,221

4	See Glossary on page 13 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2019	Highland Income Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

INFORMATION TECHNOLOGY - 11.1%
13,834,475	Avaya Inc., Tranche B Term Loan, VAR LIBOR USD 3 Month+4.250%, 12/15/24	13,616,583
57,000,000	EDS Legacy Partners, VAR LIBOR USD 3 Month+2.750%, 12/14/23 (b)(d)(e)	56,829,000
9,900,000	Intermedia Holdings, Inc., New Term Loan, 1st Lien, VAR LIBOR USD 3 Month+6.000%, 07/21/25	9,924,750
4,800,000	Kronos Incorporated, Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.250%, 10/18/24	4,914,000
11,381,214	Neustar, Inc., Term Loan B4, VAR LIBOR USD 3 Month+3.500%, 08/08/24	10,531,891
14,794,577	Procera Networks, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+4.500%, 10/30/25	14,634,352

		110,450,576

MANUFACTURING - 0.4%
3,552,519	VC GB Holdings, Inc., Refinancing Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 02/28/24	3,534,756

OIL & GAS - 0.9%
9,239,286	Lower Cadence Holdings LLC, Initial Term Loan, 1st Lien, 05/08/26	9,164,263

REAL ESTATE - 2.1%
9,138,462	Forest City Enterprises, L.P., Replacement Term Loan, 1st Lien, 12/08/25	9,201,288
11,910,000	Specialty Building Products Holdings, LLC, Initial Term Loan, VAR LIBOR USD 3 Month+5.750%, 09/25/25	11,895,112

		21,096,400

RETAIL - 5.2%
18,553,012	Academy, Ltd., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 07/01/22	15,350,761
15,580,675	Dealer Tire, LLC, Initial Term Loan, VAR LIBOR USD 3 Month+5.500%, 12/04/25	15,629,442
1,178,368	General Nutrition Centers, Inc., FILO Term Loan, VAR LIBOR USD 3 Month+7.000%, 12/31/22	1,179,269
9,900,316	General Nutrition Centers, Inc., Tranche B-2 Term Loan, 1st Lien, VAR LIBOR USD 3 Month+8.750%, 03/04/21	9,383,669
10,127,989	Jo-Ann Stores, LLC, Initial Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 10/20/23	7,121,293
9,554,955	Jo-Ann Stores, LLC, Initial Loan, 2nd Lien, VAR LIBOR USD 3 Month+9.250%, 05/21/24	3,447,714

		52,112,148

Principal Amount ($)		Value ($)

SERVICE - 3.7%
6,650,498	Advantage Sales & Marketing Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 07/23/21	6,458,465
2,172,325	Advantage Sales & Marketing Inc., Term Loan B2, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 07/23/21	2,107,600
13,710,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.500%, 07/25/22	12,259,071
10,015,693	CSC SW Holdco, Inc. (fka CSC Serviceworks, Inc.), Term Loan B-1, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 11/14/22	9,954,898
5,960,081	EnergySolutions, LLC (aka Envirocare of Utah, LLC), Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 05/09/25	5,649,055

		36,429,089

TRANSPORTATION - 1.2%
11,669,365	Gruden Acquisition, Inc., Incremental Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.500%, 08/18/22	11,698,539

UTILITIES - 2.5%
11,397,995	Eastern Power, LLC (Eastern Covert Midco, LLC), Term Loan, VAR LIBOR USD 3 Month+3.750%, 10/02/23	11,445,182
2,319,304	Granite Acquisition, Inc., Term Loan B, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 12/19/22	2,327,027
11,780,034	Lightstone Holdco LLC, Refinancing Term Loan B, VAR LIBOR USD 3 Month+3.750%, 01/30/24	10,861,191
664,412	Lightstone Holdco LLC, Refinancing Term Loan C, VAR LIBOR USD 3 Month+3.750%, 01/30/24	612,588
59,127,210	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan (f) .	53,215

		25,299,203

	Total U.S. Senior Loans (Cost $633,689,739)	523,437,730

Shares

Preferred Stock - 30.1%

ENERGY - 1.7%
1,790,983	Crestwood Equity Partners 9.25% (g)	16,530,773

FINANCIAL - 3.6%
516,666	Creative Science Properties, Inc. (h)	7,749,990
3,980	Eastland Ltd. 1.00%, 05/01/2022	1,657,935
85,000	Federal Home Loan Mortgage 5.57% (g)(r)	844,050
162,000	Federal Home Loan Mortgage (g)(h)(r)	2,886,340
525,000	Federal Home Loan Mortgage 5.30% (g)	9,660,000
225,315	Federal Home Loan Mortgage 5.90% (g)(r)	2,253,150

See Glossary on page 13 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	5

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2019	Highland Income Fund

Shares		Value ($)

Preferred Stock (continued)

FINANCIAL (continued)
50,000	Federal National Mortgage Association 8.25% (g)(r)	566,500
100,000	Federal National Mortgage Association 7.63% (g)(r)	1,090,000
302,000	Federal National Mortgage Association (g)(h)(r)	5,199,500
30,000	Federal National Mortgage Association 5.13% (g)(r)	596,700
59,449	Federal National Mortgage Association 5.38% (g)(r)	3,803,855
3,840	Federal National Mortgage Association 4.75% (g)(r)	75,994

		36,384,014

REAL ESTATE - 24.8%
645,161	Braemar Hotels & Resorts, Inc., REIT 5.50% (g)(r)	12,258,059
180,008	Creek Pine Holdings, LLC, REIT 10.25% (b)(d)(g)	208,435,249
24,415	Jernigan Capital, Inc., REIT 7.00% (b)(d)(g)	24,590,048
83,300	Wheeler Real Estate Investment Trust, REIT 9.00% (g)	915,467
74,600	Wheeler Real Estate Investment Trust, REIT 8.75%, 10.75%, 09/21/23 (g)(j) .	1,112,286

		247,311,109

	Total Preferred Stock (Cost $273,945,468)	300,225,896

Principal Amount ($)

Collateralized Loan Obligations - 20.6%
750,000	Acis CLO, Ltd., Series 2014-4A, Class D VAR LIBOR USD 3 Month+3.100%, 5.01%, 5/1/2026 (k)(l)	744,075
4,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 6.66%, 2/1/2026 (k)(l)(m)	3,444,400
1,000,000	Acis CLO, Ltd., Series 2015-6A, Class D VAR LIBOR USD 3 Month+3.770%, 5.68%, 5/1/2027 (k)(l)(m)	997,500
7,000,000	Acis CLO, Ltd., Series 2014-5A, Class D VAR LIBOR USD 3 Month+4.340%, 6.25%, 11/1/2026 (k)(l)(m)	6,885,900
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class E VAR LIBOR USD 3 Month+5.490%, 7.40%, 5/1/2027 (k)(l)(m)	6,543,750
14,750,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR ICE LIBOR USD 3 Month+4.800%, 6.71%, 5/1/2026 (k)(l)(m)	12,611,250
1,750,000	AMMC CLO XIV, Series 2017-14A, Class B2L2 VAR ICE LIBOR USD 3 Month+6.530%, 8.47%, 7/25/2029 (k)(l)	1,653,750

Principal Amount ($)		Value ($)
3,000,000	Apidos CLO XXII, Series 2015-22A, Class D VAR ICE LIBOR USD 3 Month+6.000%, 7.97%, 10/20/2027 (k)(l)	2,940,000
2,300,000	Atrium IX, Series 2017-9A, Class ER VAR ICE LIBOR USD 3 Month+6.450%, 8.36%, 5/28/2030 (k)(l)	2,277,000
2,000,000	Benefit Street Partners CLO XI, Series 2017-11A, Class E VAR ICE LIBOR USD 3 Month+7.200%, 9.20%, 4/15/2029 (k)(l)	1,640,000
3,500,000	BlueMountain CLO, Ltd., Series 2015- 3A, Class ER VAR LIBOR USD 3 Month+8.080%, 10.05%, 4/20/2031 (k)(l)(m)	2,658,250
3,000,000	BlueMountain CLO, Ltd., Series 2018- 1A, Class E VAR ICE LIBOR USD 3 Month+5.950%, 7.89%, 7/30/2030 (k)(l)	2,810,533
1,500,000	Bristol Park CLO, Series 2016-1A, Class E VAR ICE LIBOR USD 3 Month+7.250%, 9.25%, 4/15/2029 (k)(l)	1,501,842
3,500,000	California Street CLO IX, Series 2019- 9A, Class FR2 VAR ICE LIBOR USD 3 Month+8.520%, 10.80%, 7/16/2032 (k)(l)	3,237,500
3,875,000	Carlyle Global Market Strategies CLO, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+5.400%, 7.40%, 4/17/2031 (k)(l)	3,332,500
5,382,500	Carlyle Global Market Strategies CLO, Series 2019-1A, Class ER VAR ICE LIBOR USD 3 Month+6.940%, 8.91%, 7/20/2031 (k)(l)	5,113,375
2,250,000	Catamaran CLO, Ltd., Series 2015-1A, Class E VAR LIBOR USD 3 Month+5.150%, 7.10%, 4/22/2027 (k)(l)	2,075,625
3,000,000	Catamaran CLO, Ltd., Series 2014-2A, Class D VAR LIBOR USD 3 Month+4.850%, 6.85%, 10/18/2026 (k)(l)(m)	2,784,600
1,250,000	Cathedral Lake CLO, Series 2013-1A, Class DR 9.25%, 10/15/2029 (l)	1,154,000
4,000,000	Cathedral Lake CLO, Series 2016-4A, Class E2R VAR ICE LIBOR USD 3 Month+7.830%, 9.80%, 10/20/2028 (k)(l)(m)	3,840,000
1,750,000	CIFC Funding, Ltd., Series 2018-3A, Class FR VAR ICE LIBOR USD 3 Month+6.800%, 8.77%, 4/19/2029 (k)(l)	1,400,000
1,000,000	CIFC Funding, Ltd., Series 2018-1A, Class ER2 VAR LIBOR USD 3 Month+5.850%, 7.85%, 1/18/2031 (k)(l)	945,000

6	See Glossary on page 13 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2019	Highland Income Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
1,225,000	CIFC Funding, Ltd., Series 2017-3A, Class D VAR ICE LIBOR USD 3 Month+6.000%, 7.97%, 7/20/2030 (k)(l)	1,189,720
5,000,000	CIFC Funding, Ltd., Series 2014-3A, Class FR2 VAR ICE LIBOR USD 3 Month+8.250%, 10.20%, 10/22/2031 (k)(l)(m)	4,100,000
4,000,000	Covenant Credit Partners CLO III, Series 2017-1A, Class F VAR LIBOR USD 3 Month+7.950%, 9.95%, 10/15/2029 (k)(l)	2,230,000
2,050,000	Dryden 36 Senior Loan Fund, Series 2019-36A, Class ER2 VAR ICE LIBOR USD 3 Month+6.880%, 8.88%, 4/15/2029 (k)(l)	2,029,500
4,250,000	Dryden 41 Senior Loan Fund, Series 2018-41A, Class FR VAR ICE LIBOR USD 3 Month+7.200%, 9.19%, 4/15/2031 (k)(l)	3,156,217
3,500,000	Dryden 64 CLO, Series 2018-64A, Class F VAR ICE LIBOR USD 3 Month+7.150%, 9.15%, 4/18/2031 (k)(l)(m)	2,905,000
2,000,000	Eaton Vance CLO, Series 2019-1A, Class DRR VAR ICE LIBOR USD 3 Month+7.100%, 9.10%, 1/15/2028 (k)(l)	2,000,000
8,000,000	Eaton Vance CLO, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.250%, 10.25%, 4/15/2031 (k)(l)(m)	7,520,000
1,000,000	Galaxy XXIV CLO, Series 2017-24A, Class E VAR ICE LIBOR USD 3 Month+5.500%, 7.50%, 1/15/2031 (k)(l)	948,398
5,450,000	Galaxy XXVI CLO, Series 2018-26A, Class F VAR LIBOR USD 3 Month+8.000%, 9.90%, 11/22/2031 (k)(l)	4,796,000
3,000,000	GoldenTree Loan Management US CLO 3, Series 2018-3A, Class F VAR ICE LIBOR USD 3 Month+6.500%, 8.47%, 4/20/2030 (k)(l)	2,516,550
3,500,000	GoldenTree Loan Management US CLO 4, Series 2014-4A, Class F VAR ICE LIBOR USD 3 Month+6.400%, 8.34%, 4/24/2031 (k)(l)	2,992,500
3,500,000	GoldenTree Loan Opportunities IX, Ltd., Series 2018-9A, Class FR2 VAR LIBOR USD 3 Month+7.640%, 9.57%, 10/29/2029 (k)(l)(m)	3,080,000
2,000,000	Greywolf CLO IV, Series 2019-1A, Class D VAR ICE LIBOR USD 3 Month+6.940%, 8.94%, 4/17/2030 (k)(l)	2,002,599
5,500,000	Jamestown CLO IX, Series 2019-9A, Class DR VAR ICE LIBOR USD 3 Month+6.940%, 8.91%, 10/20/2028 (k)(l)(m)	5,498,517

Principal Amount ($)		Value ($)
6,000,000	Jay Park CLO, Ltd., Series 2016-1A, Class ER VAR LIBOR USD 3 Month+7.350%, 9.32%, 10/20/2027 (k)(l)(m)	5,250,000
3,000,000	JFIN CLO, Ltd., Series 2013-1I, Class E VAR LIBOR USD 3 Month+6.000%, 7.97%, 1/20/2025 (k)	3,000,000
3,000,000	LCM XIII, Ltd., Series 2016-13A, Class ER VAR ICE LIBOR USD 3 Month+7.300%, 9.27%, 7/19/2027 (k)(l)(m)	2,940,000
1,000,000	LCM XXIII, Ltd., Series 2016-23A, Class D VAR LIBOR USD 3 Month+7.050%, 9.02%, 10/20/2029 (k)(l)(m)	915,000
1,400,000	Madison Park Funding XX, Series 2018- 20A, Class ER VAR ICE LIBOR USD 3 Month+5.300%, 7.24%, 7/27/2030 (k)(l)	1,295,000
5,000,000	Madison Park Funding XXIV, Series 2019-24A, Class ER VAR ICE LIBOR USD 3 Month+7.200%, 9.17%, 10/20/2029 (k)(l)	5,000,000
1,000,000	Madison Park Funding XXX, Series 2018-30A, Class F VAR ICE LIBOR USD 3 Month+6.850%, 8.85%, 4/15/2029 (k)(l)	900,000
490,000	Magnetite VII, Ltd., Series 2018-7A, Class ER2 VAR LIBOR USD 3 Month+6.500%, 8.50%, 1/15/2028 (k)(l)	448,350
4,500,000	Man GLG US CLO, Series 2018-1A, Class DR VAR LIBOR USD 3 Month+5.900%, 7.87%, 4/22/2030 (k)(l)	3,771,150
500,000	Mountain View CLO XIV, Series 2019- 1A, Class F VAR ICE LIBOR USD 3 Month+8.700%, 10.70%, 4/15/2029 (k)(l)	490,400
5,800,000	MP CLO VII, Series 2018-1A, Class FRR VAR ICE LIBOR USD 3 Month+7.910%, 9.91%, 10/18/2028 (k)(l)	4,497,707
1,575,000	Nassau, Ltd., Series 2017-IA, Class D VAR LIBOR USD 3 Month+6.180%, 8.18%, 10/15/2029 (k)(l)	1,417,500
3,000,000	Neuberger Berman CLO XX, Ltd., Series 2017-20A, Class FR VAR ICE LIBOR USD 3 Month+7.450%, 9.45%, 1/15/2028 (k)(l)(m)	2,802,385
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F VAR LIBOR USD 3 Month+8.170%, 10.06%, 6/15/2031 (k)(l)	3,000,000
1,000,000	OZLM Funding III, Series 2016-3A, Class DR VAR ICE LIBOR USD 3 Month+7.770%, 9.72%, 1/22/2029 (k)(l)	995,000
3,110,000	OZLM XXII, Ltd., Series 2018-22A, Class E VAR LIBOR USD 3 Month+7.390%, 9.39%, 1/17/2031 (k)(l)	2,550,200

See Glossary on page 13 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	7

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2019	Highland Income Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
1,750,000	Palmer Square CLO, Ltd., Series 2019- 1A, Class DR2 VAR ICE LIBOR USD 3 Month+6.250%, 8.14%, 5/21/2029 (k)(l)	1,731,450
4,000,000	Regatta VII Funding, Series 2016-1A, Class ER 6.86%, 12/20/2028 (m)	3,780,000
3,150,000	Saranac CLO III, Ltd., Series 2018-3A, Class ER VAR LIBOR USD 3 Month+7.500%, 9.43%, 6/22/2030 (k)(l)	2,929,500
5,000,000	Saranac CLO VI, Ltd., Series 2018-6A, Class E VAR LIBOR USD 3 Month+6.400%, 8.29%, 8/13/2031 (k)(l)	4,284,350
3,000,000	Shackleton CLO IX, Ltd., Series 2016- 9A, Class E VAR ICE LIBOR USD 3 Month+6.760%, 8.73%, 10/20/2028 (k)(l)(m)	2,855,700
1,500,000	Symphony CLO XXI, Series 2019-21A, Class E VAR ICE LIBOR USD 3 Month+6.750%, 9.11%, 7/15/2032 (k)(l)	1,502,550
2,000,000	TCI-Flatiron CLO, Series 2019-1A, Class ER VAR ICE LIBOR USD 3 Month+6.900%, 8.90%,7/17/2028 (k)(l)	2,000,000
1,000,000	TCW CLO, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.670%, 10.58%, 2/15/2029 (k)(l)	960,000
2,200,000	TICP CLO I-2, Series 2018-IA, Class E VAR ICE LIBOR USD 3 Month+8.000%, 9.94%, 4/26/2028 (k)(l)	1,915,430
4,150,000	TICP CLO III-2, Ltd., Series 2018-3R, Class F VAR LIBOR USD 3 Month+7.980%, 9.95%, 4/20/2028 (k)(l)	3,484,340
2,000,000	Trinitas CLO III, Ltd., Series 2015-3A, Class E VAR LIBOR USD 3 Month+5.250%, 7.25%, 7/15/2027 (k)(l)	1,380,000
9,000,000	Trinitas CLO X, Series 2019-10A, Class F VAR LIBOR USD 3 Month+7.785%, 9.79%, 4/15/2032 (k)(l)	7,965,000
5,580,000	Voya CLO, Ltd., Series 2019-2A, Class DR VAR ICE LIBOR USD 3 Month+7.110%, 9.08%, 7/19/2028 (k)(l)	5,496,300
3,200,000	Voya CLO, Ltd., Series 2018-4A, Class ER VAR LIBOR USD 3 Month+9.050%, 11.05%, 7/14/2031 (k)(l)	3,186,854
3,000,000	Zais CLO 3, Ltd., Series 2018-3A, Class DR VAR LIBOR USD 3 Month+6.910%, 8.91%, 7/15/2031 (k)(l)	2,167,500

Principal Amount ($)		Value ($)
3,300,000	Zais CLO 8, Ltd., Series 2018-1A, Class E VAR LIBOR USD 3 Month+5.250%, 7.25%, 4/15/2029 (k)(l)	2,516,250

	Total Collateralized Loan Obligations (Cost $220,149,033)	204,983,767

Shares

Common Stocks - 16.6%

COMMUNICATION SERVICES - 4.8%
49,600	Loral Space & Communications, Inc. (i)(r)	1,603,072
502,161	Metro-Goldwyn-Mayer, Inc. (i)(n)	38,582,787
27,134	TerreStar Corporation (b)(d)(n)	7,520,731

		47,706,590

CONSUMER DISCRETIONARY - 0.7%
1,450	Toys ‘R’ Us (i)	362,542
1,450	Tru Kids, Inc. (i)	6,888,308

		7,250,850

ENERGY - 0.3%
167,419	Fieldwood Energy LLC (i)	3,376,339
1,118,286	Value Creation, Inc. (b)(d)(i)	1

		3,376,340

GAMING/LEISURE - 0.0%
34,512	LLV Holdco LLC - Series A, Membership Interest (b)(d)(e)(i)	—
436	LLV Holdco LLC - Series B, Membership Interest (b)(d)(e)(i)	—

		—

HEALTHCARE - 0.1%
207,031	CCS Medical Inc. (b)(d)(e)(i)	72,254
18,750	Portola Pharmaceuticals, Inc. (i)	447,750

		520,004

HOUSING - 0.0%
1,648,350	Westgate Investments LLC (b)(d)(i)	—

INDUSTRIALS - 0.0%
250,627	Remington Outdoor Co., Inc. (i)	175,439

MATERIALS - 0.2%
299,032	MPM Holdings, Inc. (i)	1,495,160
14,621	Omnimax International, Inc. (b)(d)(e)(i)	45,617

		1,540,777

REAL ESTATE - 10.5%
1,393,678	Allenby (b)(d)(e)(i)	1
15,790	Alpine Income Property Trust	300,484
571,700	City Office, REIT (r)	7,729,384
9,370,190	Claymore (b)(d)(e)(i)	9
31,232	Jernigan Capital, Inc., REIT	597,781
4,328,483	NFRO REIT SUB, LLC (b)(d)(e)(i)	95,747,521

		104,375,180

	Total Common Stocks (Cost $444,029,340)	164,945,180

8	See Glossary on page 13 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2019	Highland Income Fund

Principal Amount ($)		Value ($)

Agency Collateralized Mortgage Obligations (l) - 14.2%
60,608,606	FREMF Mortgage Trust, Series 2019- KF60, Class C VAR LIBOR USD 1 Month+6.000%, 7.70%, 2/25/2026 (m)	60,487,389
114,251,407	FREMF Mortgage Trust, Series 2019- K99, Class D 0.00%, 11/25/2029	50,727,625
54,160,055	FREMF Mortgage Trust, Series 2019- K97, Class D 0.00%, 1/25/2030 (m)	24,088,768
588,459,986	FREMF Mortgage Trust, Series 2019- K97, Class X2A 0.10%, 7/25/2029 (o)	4,719,449
133,593,827	FREMF Mortgage Trust, Series 2019- K97, Class X2B 0.10%, 1/25/2030 (o)	1,047,375

	Total Agency Collateralized Mortgage Obligations (Cost $141,185,124)	141,070,606

LLC Interest (b)(d)(e) - 8.9%
11,854,986	SFR WLIF I, LLC	11,680,955
52,666,032	SFR WLIF II, LLC	52,169,918
25,478,982	SFR WLIF III, LLC	24,926,597

	Total LLC Interest (Cost $90,000,000)	88,777,470

Corporate Bonds & Notes - 3.1%

ENERGY - 0.1%
15,600,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (b)(c)(d)(l)	1,076,400
5,000,000	Rex Energy Corp. 8.00%, 10/03/19 (c)	50,000

		1,126,400

INDUSTRIALS - 0.0%
7,500,000	American Airlines (c)	190,395

REAL ESTATE - 0.2%
2,000,000	CBL & Associates 5.95%, 12/15/26 (r)	1,204,645

UTILITIES - 2.8%
13,753,863	Bruce Mansfield Unit 1 2007 Pass- Through Trust 6.85% (c)(r)	12,079,259
5,958,000	Pacific Gas & Electric 6.05%, 03/01/34 (c)(r)	6,252,027
4,000,000	6.25%, 03/01/39 (c)(r)	4,223,740
5,000,000	6.35%, 02/15/38 (c)(r)	5,307,825
8,000,000	Texas Competitive Electric Holdings Co., LLC (c)(f)	26,000
20,000,000	Texas Competitive Electric Holdings Co., LLC 10.25%, 11/01/15 (c)(f)	96,000

		27,984,851

	Total Corporate Bonds & Notes (Cost $41,529,648)	30,506,291

Principal Amount ($)		Value ($)

Purchased Call Options (i) - 1.8%
	Total Purchased Call Options (Cost $9,735,246)	18,359,600

Shares

Registered Investment Company - 1.8%
989,143	NexPoint Strategic Opportunities Fund (e)(r)	17,517,723

	Total Registered Investment Companies (Cost $17,788,175)	17,517,723

Units

Rights (i) - 0.1%

Utilities - 0.1%
1,117,866	Texas Competitive Electric Holdings Co., LLC	1,175,995

	Total Rights (Cost $3,878,018)	1,175,995

Warrants (i) - 0.0%

ENERGY - 0.0%
5,801	Arch Coal, Inc., Expires 10/08/2023	175,480

INDUSTRIALS - 0.0%
453	Omnimax Holdings, Inc., Expires 12/31/2049(b)(d)(e)	1,412
178,140	Remington Outdoor Co., Inc.	—

		1,412

	Total Warrants (Cost $264,794)	176,892

Principal Amount ($)

Claims (b)(c)(d)(i)(p) - 0.0%

Communication Services - 0.0%
3,791,858	Lehman Brothers Commercial Paper LCPI Claim Facility	52,138

	Total Claims (Cost $1,814,883)	52,138

Shares

Cash Equivalent (q) - 3.4%

MONEY MARKET FUND - 3.4%
33,588,954	Dreyfus Treasury & Agency Cash Management, Institutional Class 1.490%	33,588,954

	Total Cash Equivalent (Cost $33,588,954)	33,588,954

Total Investments - 153.2%		1,524,818,242

(Cost $1,911,598,422)

See Glossary on page 13 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	9

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2019	Highland Income Fund

Shares		Value ($)

Securities Sold Short - (0.9)%

Common Stock - (0.9)%

INFORMATION TECHNOLOGY - (0.9)%
(70,750)	Texas Instruments, Inc.	(9,076,517)

	Total Common Stocks (Proceeds $8,472,623)	(9,076,517)

	Total Securities Sold Short - (0.9)% (Proceeds $8,472,623)	(9,076,517)

Other Assets & Liabilities, Net - (52.3)%		(520,336,800)

Net Assets - 100.0%		995,404,925

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of December 31, 2019, the LIBOR USD 3 Month rate was 1.91%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(b)

Securities with a total aggregate value of $555,848,016, or 55.8% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)	The issuer is, or is in danger of being, in default of its payment obligation.
(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $555,848,016, or 55.8% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2019. Please see Notes to Investment Portfolio.

(e)	Affiliated issuer. Assets with a total aggregate market value of $325,583,765, or 31.9% of net assets, were affiliated with the Fund as of December 31, 2019.
(f)	Represents value held in escrow pending future events. No interest is being accrued.
(g)	Perpetual security with no stated maturity date.
(h)	There is currently no rate available.
(i)	Non-income producing security.
(j)	Step Bonds - Represents the current rate, the step rate and the step date.
(k)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect December 31, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 3 months equal to 1.91%.

(l)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2019, these securities amounted to $340,350,773 or 34.2% of net assets.

(m)	As of December 31, 2019, investments with a total aggregate value of $165,988,409 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(n)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Year End	Percent of Net Assets
Metro-Goldwyn- Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$38,582,787	3.9%
TerreStar Corporation	Common Stocks	3/16/2018	$3,093,276	$7,520,731	0.8%

(o)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(p)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(q)	Rate shown is 7 day effective yield.
(r)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $37,810,949.

10	See Glossary on page 13 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2019	Highland Income Fund

Futures contracts outstanding as of December 31, 2019 were as follows:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Depreciation	Value
Short Futures:
Russell 2000 Index E-MINI	March 2020	(1,350)	$(110,476,136)	$(2,289,364)	$(112,765,500)

These are exchange traded future contracts, therefore, a Level 1 fair value security.

Purchased options contracts outstanding as of December 31, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
USD Call/CNH Put	$7.45	BNP	February 2020	300,000,000	$2,088,000,000	$699,000	$40,500
USD Call/CNH Put	7.70	BNP	October 2020	200,000,000	1,392,000,000	1,300,000	557,600
USD Call/HKD Put	7.85	BNP	January 2020	250,000,000	1,947,500,000	325,000	55,000
USD Call/HKD Put	7.80	BNP	June 2020	125,000,000	973,750,000	558,250	381,500
iShares MSCI Brazil ETF	45.00	Jefferies	March 2020	45,000	212,400,000	6,852,996	17,325,000

						$9,735,246	$18,359,600

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN PUT OPTION:
iShares MSCI Brazil ETF	$42.00	Jefferies	March 2020	(22,000)	$(103,840,000)	$(5,955,523)	$(1,518,000)

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the year ended December 31, 2019 was $50,171,540 at a weighted average interest rate of 3.78% for BNP Securities and $34,233,551 at a weighted average interest rate of 3.51% for Mizuho Securities.

Reverse Repurchase Agreements outstanding as of December 31, 2019 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd., Series 2014-3A, Class E, VAR ICE LIBOR USD 3 Month+4.750%, 6.66%, 02/01/26	3.235	12/20/2019	1/17/2020	$(2,120,121)	$(4,000,000)	$(2,114,800)
BNP	Acis CLO, Ltd., Series 2014-4A, Class E, VAR ICE LIBOR USD 3 Month+4.800%, 6.71%, 05/01/26	3.235	12/20/2019	1/17/2020	(9,005,352)	(14,750,000)	(8,982,750)
BNP	Acis CLO, Ltd., Series 2014-5A, Class D, VAR ICE LIBOR USD 3 Month+4.340%, 6.25%, 11/01/26	2.785	12/20/2019	1/21/2020	(5,415,005)	(7,000,000)	(5,403,300)
BNP	Acis CLO, Ltd., Series 2015-6A, Class E, VAR ICE LIBOR USD 3 Month+5.490%, 7.40%, 05/01/27	3.235	12/20/2019	1/17/2020	(4,766,964)	(7,500,000)	(4,755,000)
BNP	Acis CLO, Ltd., Series 2015-6A, Class D, VAR ICE LIBOR USD 3 Month+3.770%, 5.68%, 05/01/27	2.785	12/20/2019	1/17/2020	(769,363)	(1,000,000)	(767,700)
BNP	BlueMountain CLO, Ltd., Series 2015-3A, Class ER, VAR ICE LIBOR USD 3 Month+8.080%, 10.05%, 04/20/31	3.727	10/7/2019	1/6/2020	(2,037,208)	(3,500,000)	(2,018,800)
BNP	Catamaran CLO, Ltd., Series 2014-2A, Class D, VAR ICE LIBOR USD 3 Month+4.850%, 6.85%, 10/18/26	3.750	10/15/2019	1/15/2020	(2,033,198)	(3,000,000)	(2,013,900)
BNP	Cathedral Lake CLO, Series 2016-4A, Class E2R, VAR ICE LIBOR USD 3 Month+7.830%, 9.80%, 10/20/28	3.163	12/5/2019	1/3/2020	(2,949,496)	(4,000,000)	(2,942,000)
BNP	CIFC Funding, Ltd., Series 2014-3A, Class FR2, VAR ICE LIBOR USD 3 Month+8.250%, 10.20%, 10/22/31	3.727	10/7/2019	1/6/2020	(2,887,449)	(5,000,000)	(2,860,500)
BNP	Dryden 64 CLO, Series 2018-64A, Class F, VAR ICE LIBOR USD 3 Month+7.150%, 9.15%, 04/18/31	3.727	10/7/2019	1/6/2020	(1,919,465)	(3,500,000)	(1,901,550)
BNP	Eaton Vance CLO, Series 2019-1A, Class F, VAR ICE LIBOR USD 3 Month+8.250%, 10.25%, 04/15/31	3.727	12/16/2019	1/6/2020	(1,624,364)	(3,000,000)	(1,615,500)
BNP	Eaton Vance CLO, Series 2019-1A, Class F, VAR ICE LIBOR USD 3 Month+8.250%, 10.25%, 04/15/31	3.727	12/16/2019	1/6/2020	(2,725,412)	(5,000,000)	(2,719,500)
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class D, 0.00%, 1/25/30	3.100	10/25/2019	1/25/2020	(18,068,000)	(54,160,055)	(18,068,000)
Mizuho	FREMF Mortgage Trust, Series 2019-KF60, Class C, VAR ICE LIBOR USD 1 Month+6.000% 7.70%, 2/25/26	3.080	10/30/2019	1/30/2020	(45,824,876)	(60,608,606)	(45,467,000)
BNP	GoldenTree Loan Opportunities IX, Ltd., Series 2014-9A, Class FR2, VAR ICE LIBOR USD 3 Month+7.640%, 9.57%, 10/29/29	3.255	12/27/2019	1/27/2020	(1,962,686)	(3,500,000)	(1,957,200)

See Glossary on page 13 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	11

CONSOLIDATED INVESTMENT PORTFOLIO (concluded)

As of December 31, 2019	Highland Income Fund

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Jamestown CLO IX, Series 2019-9A, Class DR, VAR ICE LIBOR USD 3 Month+6.940%, 8.91%, 10/20/28	3.255	12/30/2019	1/29/2020	$(3,973,499)	$(5,500,000)	$(3,962,750)
BNP	Jay Park CLO, Ltd., Series 2016-1A, Class ER, VAR ICE LIBOR USD 3 Month+7.350%, 9.32%, 10/20/27	3.255	12/27/2019	1/27/2020	(3,350,766)	(6,000,000)	(3,341,400)
BNP	LCM XIII, Ltd., Series 2016-13A, Class ER, VAR ICE LIBOR USD 3 Month+7.300%, 9.27%, 07/19/27	3.255	12/27/2019	1/27/2020	(2,079,412)	(3,000,000)	(2,073,600)
BNP	LCM XXIII, Ltd., Series 2016-23A, Class D, VAR ICE LIBOR USD 3 Month+7.050%, 9.02%, 10/20/29	3.255	12/27/2019	1/27/2020	(691,433)	(1,000,000)	(689,500)
BNP	Neuberger Berman CLO XX, Ltd., Series 2017-20A, Class FR, VAR ICE LIBOR USD 3 Month+7.450%, 9.45%, 01/15/28	3.255	12/27/2019	1/27/2020	(1,688,018)	(3,000,000)	(1,683,300)
BNP	Regatta VII Funding, Series 2016-1A, Class ER, 6.86%, 12/20/28	3.255	12/27/2019	1/27/2020	(1,409,740)	(2,000,000)	(1,405,800)
BNP	Regatta VII Funding, Series 2016-1A, Class ER, 6.86%, 12/20/28	3.163	12/5/2019	1/3/2020	(869,460)	(1,250,000)	(867,250)
BNP	Shackleton CLO IX, Ltd., Series 2016-9A, Class E, VAR ICE LIBOR USD 3 Month+6.760%, 8.73%, 10/20/28	3.477	10/7/2019	1/6/2020	(2,204,709)	(3,000,000)	(2,185,500)

Total Reverse Repurchase Agreements							$(119,796,600)

12	See Glossary on page 13 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)(unaudited)

Other Abbreviations:
CLO	Collateralized Loan Obligation
FREMF	Freddie Mac Multi-Family
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PIK	Payment In-Kind
REIT	Real Estate Investment Trust
USD	United States Dollar
VAR	Variable

Annual Report	13

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2019	Highland Income Fund

$
Assets
Investments from unaffiliated issuers, at value(a)	1,165,645,523
Affiliated investments, at value (Note 10)	325,583,765

Total Investments, at value	1,491,229,288
Cash equivalents (Note 2)	33,588,954
Cash	4,362,660
Restricted Cash — Securities Sold Short and Written Options (Notes 2)	9,100,343
Restricted Cash — Futures (Note 3)	4,455,000
Receivable for:
Variation margin	783,337
Investments sold and principal paydowns	9,378,485
Dividends and interest	13,122,475
Fund shares sold	101,566
Due from broker	4,624,535
Prepaid expenses and other assets	935,987

Total assets	1,571,682,630

Liabilities:
Line of credit (Note 6)	300,000,000
Securities sold short, at value (Notes 2 and 8)	9,076,517
Reverse repurchase agreements (Note 3)	119,796,600
Written options contracts, at value (Note 3)	1,518,000
Payable for:
Due to broker	3,324,533
Investment advisory and administration fees (Note 7)	1,135,768
Interest expense and commitment fee payable (Note 6)	1,009,760
Custody fees	123,375
Investments purchased	15,110
Accrued expenses and other liabilities	521,793

Total liabilities	436,521,456

Mezzanine Equity:
Cumulative preferred shares (Series A), net of deferred financing costs (Note 1 and 2)	139,756,249

Net Assets	995,404,925

Net Assets Consist of:
Paid-in capital	1,618,711,203
Total accumulated losses	(623,306,278)

Net Assets	995,404,925

Investments, at cost	1,252,964,878
Affiliated investments, at cost (Note 10)	625,044,590
Cash equivalents, at cost (Note 2)	33,588,954
Proceeds from securities sold short	8,472,623
Written options premiums received	5,955,523

Common Shares
Shares outstanding ($0.001 par value; unlimited authorization)	71,736,075
Net asset value per share (Net assets/shares outstanding)	13.88

14	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019	Highland Income Fund

$
Investment Income
Income:
Dividends from unaffiliated issuers	4,633,926
Dividends from affiliated issuers (Note 10)	4,710,997
Interest from unaffiliated issuers	70,961,832
Interest from affiliated issuers	6,106,190
Interest paid in kind from unaffiliated issuers	1,406,601
Interest paid in kind from affiliated issuers (Note 10)	7,601,478

Total income	95,421,024

Expenses:
Investment advisory (Note 7)	9,558,928
Administration fees (Note 7)	3,081,656
Interest expense, commitment fees, and financing costs (Note 6)	16,131,844
Legal fees	1,324,419
Accounting services fees	768,680
Audit fees	609,271
Custodian/wire agent fees	389,830
Reports to shareholders	388,665
Transfer agent fees	298,385
Trustees fees (Note 6)	220,002
Insurance	167,468
Dividends and fees on securities sold short (Note 2)	127,970
Expedited settlement facility (Note 7)	81,544
Other	1,596,713

Total operating expenses	34,745,375

Net investment income	60,675,649

Preferred dividend expenses	(3,285,411)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(61,622,104)
Investments in affiliated issuers	(1,743,503)
Securities sold short (Note 2)	16,648
Written options contracts (Note 3)	(1,395,070)
Futures contracts (Note 3)	(9,294,349)
Foreign currency related transactions	34

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	32,662,284
Investments in affiliated issuers	19,721,570
Securities sold short (Note 2)	(603,894)
Written options contracts (Note 3)	4,437,523
Futures contracts (Note 3)	(2,289,364)
Foreign currency related translations	124

Net realized and unrealized gain (loss) on investments	(20,110,101)

Total increase in net assets resulting from operations	37,280,137

See accompanying Notes to Consolidated Financial Statements.	15

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

Highland Income Fund

	Year Ended December 31, 2019 ($)	Period Ended December 31, 2018‡ ($)	Year Ended June 30, 2018 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	60,675,649	29,883,997	50,700,522
Preferred dividend expense	(3,285,411)	—	—
Net realized (loss) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(74,038,344)	(388,852)	(28,313,816)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	53,928,243	(56,562,382)	41,408,816

Net increase (decrease) from operations	37,280,137	(27,067,237)	63,795,522

Distributions
Class A	—	—	(3,380,302)
Class C	—	—	(2,697,014)
Class Z	—	—	(6,360,145)
Shares of closed-end fund	(58,214,363)	(32,468,254)	(37,207,965)
Return of capital:
Shares of closed-end fund	(8,201,030)	(720,948)	(6,936,337)

Total distributions	(66,415,393)	(33,189,202)	(56,581,763)

Increase (decrease) in net assets from operations and distributions	(29,135,256)	(60,256,439)	7,213,759

Share transactions*:
Proceeds from sale of shares
Class A	—	—	75,507,963
Class C	—	—	49,282,371
Class Z	—	—	252,257,435
Value of distributions reinvested
Class A	—	—	3,008,894
Class C	—	—	2,470,570
Class Z	—	—	5,841,184
Shares of closed-end fund	1,291,961	1,121,049	1,244,740
Cost of shares redeemed
Class A	—	—	(61,916,334)
Class C	—	—	(26,700,962)
Class Z	—	—	(109,971,065)
Shares repurchased of closed-end fund (Note 1)	(3,163,298)	—	—

Net increase (decrease) from shares transactions	(1,871,337)	1,121,049	191,024,796

Total increase (decrease) in net assets	(31,006,593)	(59,135,390)	198,238,555

Net Assets
Beginning of year	1,026,411,518	1,085,546,908	887,308,353

End of year	995,404,925	1,026,411,518	1,085,546,908

‡	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).
*

Capital stock activity prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund. (Note 1) Distribution activity related to the A, C, and Z share classes relates to the period from July 1, 2017 through November 3, 2017.

16	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Income Fund

	Year Ended December 31, 2019	Period Ended December 31, 2018‡	Year Ended June 30, 2018
CAPITAL STOCK ACTIVITY - SHARES*

Class A:
Shares sold	—	—	5,028,824
Issued for distribution reinvested	—	—	200,393
Shares redeemed	—	—	(4,126,129)
Shares converted in conversion (Note 1)	—	—	(19,014,516)

Net Decrease in fund shares	—	—	(17,911,428)

Class C:
Shares sold	—	—	3,282,455
Issued for distribution reinvested	—	—	164,623
Shares redeemed	—	—	(1,779,278)
Shares converted in conversion (Note 1)	—	—	(16,925,308)

Net Decrease in fund shares	—	—	(15,257,508)

Class Z:
Shares sold	—	—	16,798,932
Issued for distribution reinvested	—	—	389,052
Shares redeemed	—	—	(7,323,136)
Shares converted in conversion (Note 1)	—	—	(35,789,642)

Net Decrease in fund shares	—	—	(25,924,794)

Shares of closed-end fund:
Shares converted in conversion (Note 1)	—	—	71,729,466
Issued for distribution reinvested	98,540	75,364	67,754
Shares redeemed (Note 1)	(235,049)	—	—

Net Increase (Decrease) in fund shares	(136,509)	75,364	71,797,220

‡	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).
*

Capital stock activity prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund. (Note 1) Distribution activity related to the A, C, and Z share classes relates to the period from July 1, 2017 through November 3, 2017.

See accompanying Notes to Consolidated Financial Statements.	17

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2019	Highland Income Fund

$
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	37,280,137

Adjustments to Reconcile Net Investment Gain to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(758,662,641)
Purchases of investment securities from affiliated issuers	(180,162,062)
Interest paid in kind from unaffiliated issuers	(1,406,601)
Interest paid in kind from affiliated issuers	(7,601,478)
Proceeds from disposition of investment securities from unaffiliated issuers	851,757,234
Proceeds from disposition of investment securities from affiliated issuers	9,743,771
Purchases to cover securities sold short	(1,510,918)
Proceeds from securities sold short	10,000,189
Purchases to cover written options	(15,341,765)
Proceeds from written options	19,902,218
Paydowns at cost	85,851,683
Net accretion of discount	(2,742,953)
Net realized loss on Investments from unaffiliated issuers	61,622,104
Net realized loss on Investments from affiliated issuers	1,743,503
Net realized gain on securities sold short, written options contracts, futures, and foreign currency transactions	1,378,388
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, and foreign currency related transactions	(56,217,607)
Decrease in receivable for investments sold and principal paydowns	697,024
Increase in receivable for dividends and interest	(6,344,659)
Increase in receivable for variation margin	(783,337)
Decrease due from broker	2,773,329
Increase in prepaid expenses and other assets	(770,053)
Decrease in payable for investments purchased	(16,046,351)
Decrease in payable to investment advisory	(92,682)
Increase due to broker	3,324,533
Increase in payable to custody	123,375
Decrease in payable for commitment fees and interest expense	(820,922)
Decrease in accrued expenses and other liabilities	(304,007)

Net cash flow provided by operating activities	37,389,452

Cash Flows Used In Financing Activities:
Increase in cumulative preferred shares	139,756,249
Distributions paid in cash, net of receivable	(65,123,432)
Shares repurchased of closed-end fund	(3,163,298)
Decrease in notes payable	(150,000,000)
Proceeds from shares sold	85,322
Proceeds from reverse repurchase agreements, net	73,655,500

Net cash flow used by financing activities	(4,789,659)

Effect of exchange rate changes on cash	158

Net increase in cash	32,599,951

Cash, Cash Equivalents, and Restricted Cash:
Beginning of year	18,907,006

End of year	51,506,957

Supplemental disclosure of cash flow information:
Reinvestment of distributions	1,291,961
Cash paid during the period for interest expense and commitment fees	(16,952,766)

18	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

Highland Income Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended December 31, 2019	For the Period Ended December 31, 2018**		For the Years Ended June 30,
				2018*‡	2017*‡		2016*‡	2015*‡

Net Asset Value, Beginning of Year/Period	$14.28	$15.12		$15.01	$14.33		$16.17	$16.91

Income from Investment Operations:

Net investment income(a)	0.85	0.42		0.75	0.68		0.89	0.74

Preferred dividend expense	(0.05)	—		—	—		—	—

Net realized and unrealized gain (loss)	(0.28)	(0.80)		0.18	0.74		(1.84)	(0.74)

Total Income from Investment Operations	0.52	(0.38)		0.93	1.42		(0.95)	— (b)

Less Distributions Declared to shareholders:

From net investment income	(0.81)	(0.45)		(0.72)	(0.74)		(0.89)	(0.74)

From return of capital	(0.11)	(0.01)		(0.10)	—		—	—

Total distributions declared to shareholders	(0.92)	(0.46)		(0.82)	(0.74)		(0.89)	(0.74)

Net Asset Value, End of Year/Period(c)	$13.88	$14.28		$15.12	$15.01		$14.33	$16.17

Market Value, End of Year/Period	$12.43	$12.80		$15.62	$—		$—	$—

Total Return(d)	4.30%	(15.44	)%(e)	9.77%	10.05%		(5.77)%	0.11%

Ratios to Average Net Assets / Supplemental Data:(f)(g)

Net Assets, End of Year/Period (000’s)	$995,405	$1,026,412		$1,085,547	$389,278		$241,197	$283,673

Gross operating expenses(h)(i)	3.39%	3.10%		1.79%	1.20	%(j)	1.38%	1.03%

Net investment income(i)	5.93%	5.48%		4.98%	4.61%		5.65%	4.55%

Portfolio turnover rate	18%	27	%(e)	177%	63%		53%	55%

Average commission rate paid(k)	$0.0032	$0.0243		$0.0300

*	Per share data prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund. (Note 1)
**	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).
‡	Reflects the financial highlights of Class Z of the open-end fund prior to the conversion.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(d)

Total return is based on market value per share for periods after November 3, 2017. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Prior to November 3, 2017, total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below.
(h)	Includes dividends and fees on securities sold short.
(i)	Excludes 12b-1 fees from partial period operating as an open-end fund. Following the conversion on November 3, 2017, the Fund is no longer subject to 12b-1fees.
(j)

Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/ reimbursements with no impact to net expenses or net investment income.

(k)

Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. The period prior to the Conversion Date is not presented.

See accompanying Notes to Consolidated Financial Statements.	19

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Highland Income Fund

Supplemental Expense Ratios:

	For the Year Ended December 31, 2019	For the Period Ended December 31, 2018**		For the Years Ended June 30,
				2018		2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.39%	3.10%		1.79%		1.12%	1.11%	1.04%

Interest expense, commitment fees, and preferred dividend expense	1.90%	1.63%		0.49%		0.01%	0.15%	0.04%

Dividends and fees on securities sold short	0.01%	—	%(l)	—	%(l)	0.01%	0.01%	0.05%

(l)	Represents less than 0.005%.

20	See accompanying Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2019	Highland Income Fund

Note 1. Organization

Highland Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

Effective April 11, 2019, the Fund changed its fiscal year end to December 31. The previous fiscal year end was June 30.

On May 20, 2019, the Fund changed its name from Highland Floating Rate Opportunities Fund to Highland Income Fund.

On November 3, 2017, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on November 3, 2017 (the “Conversion Date”). The Fund also effected an approximately 1-for-2 reverse stock split of the Fund’s issued and outstanding shares on November 3, 2017, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on November 6, 2017 under the ticker symbol “HFRO”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Z shares. The Fund incurred $1,076,274 in Conversion costs related to the fund conversion to a closed-end fund.

On October 29, 2019, the Board of the Fund authorized the repurchase of up to $25 million of the Fund’s shares. Under this program, the Fund repurchased 235,049 shares through December 2019. Upon retirement of the repurchased shares, the net asset value (“NAV”) was $3.2mm, or $13.46 per share.

On July 29, 2019, the Fund issued 5.4 million 5.375% Series A Cumulative Preferred shares (NYSE: HFRO.PR.A) with an aggregate liquidation value of $135mm. Subsequently on August 9, 2019, the underwriters exercised their option to purchase additional overallotment shares of $10mm, resulting in a total Preferred outstanding offering of $145mm.

The Series A Preferred shares are perpetual, non-callable for five years, and have a liquidation preference of $25.00 per share. Distributions are scheduled quarterly, with payments beginning on September 30, 2019. Series A Preferred shares trade on the NYSE. Moody’s Investors Service has assigned an A1 rating to the preferred shares.

On October 14, 2019, the Board of the Fund approved an amendment to the Third Amended and Restated Agreement and Declaration of Trust of the Fund to require the affirmative vote or consent of the holders of 75% of each class of shares outstanding (with each such class voting separately thereon) for certain transactions involving a Principal Shareholder. For purposes of this requirement, Principal Shareholder is defined any person which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of the Fund or of any class and shall include any “affiliate” or “associate”, as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. The certain transactions covered by this requirement include: (i) a merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets determined by the Board to have an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold in the ordinary course of business); and (iv) the sale, lease or exchange to or with the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets determined by the Board to have an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P., the Fund’s investment adviser (“HCMFA” or the “Investment Adviser”), to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial

Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC are included within the Consolidated Financial Statements for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation.

Fund Valuation

The NAV of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Deferred Financing Costs on the Preferred Stock

Deferred financing costs on the preferred shares consist of fees and expenses incurred in connection with the closing of the preferred stock offerings, and are capitalized at the time of payment. Based on ASC 480-10-S99, preferred stock that, by its terms, is contingently redeemable upon the occurrence of an event that is outside of the issuer’s control should be classified as mezzanine equity; therefore, these costs are only amortized once it is probable the shares will become redeemable. As of December 31, 2019, the Fund is compliant with all contingent redemption provisions of the preferred offering, therefore the financing costs are

22	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

currently unamortized until probable. Deferred financing costs of $5.2 million are presented net with the mezzanine equity on the Consolidated Statement of Assets and Liabilities.

Issuance	Shares at December 31, 2018	Beginning Value as of December 31, 2018	Issuance Net Liquidation Value	Deferred Issuance Costs	Paydowns	Balance net of Deferred Financing Costs at December 31, 2019	Shares at December 31, 2019
Cumulative preferred shares (Series A)	—	$—	$145,000,000.00	$5,243,751.00	$—	$139,756,249.00	5,800,000.00

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2019, the Fund’s investments consisted of senior loans, foreign denominated or domiciled senior loans, collateralized loan obligations, corporate bonds and notes, U.S. asset-backed securities, non-U.S. asset-backed securities, claims, common stocks, registered investment companies, cash equivalents, rights, warrants, preferred stock, agency collateralized mortgage obligations, LLC interests, purchased call options, and registered investment companies. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2019 is as follows:

	Total value at December 31, 2019 $	Level 1 Quoted Price $	Level 2 Significant Observable Inputs $	Level 3 Significant Unobservable Inputs $
Highland Income Fund
Assets
U.S. Senior Loans
Commercial Services	25,574,694	—	25,574,694	—
Communication Services	11,406,790	—	5,299,383	6,107,407
Consumer Discretionary	29,060,626	—	29,060,626	—
Consumer Products	12,855,251	—	12,855,251	—
Energy	24,607,186	—	24,607,186	—
Financial	24,228,052	—	24,228,052	—
Gaming/Leisure	10,753,914	—	—	10,753,914
Healthcare	81,842,022	—	34,108,365	47,733,657
Industrials	33,324,221	—	25,219,034	8,105,187
Information Technology	110,450,576	—	53,621,576	56,829,000
Manufacturing	3,534,756	—	3,534,756	—
Oil & Gas	9,164,263	—	9,164,263	—
Real Estate	21,096,400	—	21,096,400	—
Retail	52,112,148	—	52,112,148	—
Service	36,429,089	—	36,429,089	—
Transportation	11,698,539	—	11,698,539	—
Utilities	25,299,203	—	25,299,203	—
Preferred Stock
Energy	16,530,773	16,530,773	—	—
Financial	36,384,014	—	36,384,014	—
Real Estate	247,311,109	12,258,059	2,027,753	233,025,297
Collateralized Loan Obligations	204,983,767	—	204,983,767	—
Common Stocks
Communication Services	47,706,590	1,603,072	38,582,787	7,520,731
Consumer Discretionary	7,250,850	—	7,250,850	—
Energy	3,376,340	—	3,376,339	1
Gaming/Leisure(1)	—	—	—	—
Healthcare	520,004	447,750	—	72,254
Housing(1)	—	—	—	—
Industrials	175,439	—	175,439	—
Materials	1,540,777	—	1,495,160	45,617
Real Estate	104,375,180	8,627,649	—	95,747,531
Agency Collateralized Mortgage Obligations	141,070,606	—	141,070,606	—
LLC Interest	88,777,470	—	—	88,777,470
Corporate Bonds & Notes
Energy	1,126,400	—	50,000	1,076,400
Industrials	190,395	—	190,395	—

24	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

	Total value at December 31, 2019 $	Level 1 Quoted Price $	Level 2 Significant Observable Inputs $	Level 3 Significant Unobservable Inputs $
Real Estate	1,204,645	—	1,204,645	—
Utilities	27,984,851	—	27,984,851	—
Purchased Call Options	18,359,600	17,325,000	1,034,600	—
Registered Investment Company	17,517,723	17,517,723	—	—
Rights
Utilities	1,175,995	—	1,175,995	—
Warrants
Energy	175,480	175,480	—	—
Industrials	1,412	—	—	1,412
Claims	52,138	—	—	52,138
Cash Equivalent	33,588,954	33,588,954	—	—

Total Assets	1,524,818,242	108,074,460	860,895,766	555,848,016

Liabilities
Securities Sold Short(2)	(9,076,517)	(9,076,517)	—	—

Total Liabilities	(9,076,517)	(9,076,517)	—	—

Total	1,515,741,725	98,997,943	860,895,766	555,848,016

(1)	This category includes securities with a value of zero.
(2)	See Investment Portfolio detail for industry breakout.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2019.

	Balance as of December 31, 2018 $	Transfers into Level 3 $	Transfers Out of Level 3 $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gains/ (Losses) $	Net Unrealized Gains/ (Losses) $	Net Purchases $	Net (Sales) $	Distribution to Return Capital $	Balance as of December 31, 2019 $	Change in Unrealized Appreciation (Depreciation) from Investments at of December 31, 2019 $
Common Stock
Communication Services	7,566,587	—	—	—	—	(45,856)	—	—	—	7,520,731	(507,948)
Energy	1	—	—	—	—	—	—	—	—	1	—
Healthcare	—	—	—	—	—	72,254	—	—	—	72,254	72,254
Housing	—	—	—	—	—	—	—	—	—	—	(323,754)
Information Technology	—	—	—	—	—	—	—	—	—	—	—
Materials	2,844,759	—	—	—	—	(2,799,142)	—	—	—	45,617	(711,006)
Media	1,258,086	—	—	—	—	6,598,465	—	(7,856,551)	—	—	6,598,465
Real Estate	17,207,035	—	—	—	—	556,728	77,983,768	—	—	95,747,531	570,387
Utilities	—	—	—	—	—	661,135	—	(661,135)	—	—	635,190
Corporate Bonds & Notes
Energy	1,076,400					—	—	—	—	1,076,400	—
LLC Interest	—	—	—	—	—	(1,222,530)	90,000,000	—	—	88,777,470	(1,222,530)
Preferred Stock	214,305,563	—	—	—	—	16,804,734	1,915,000	—	—	233,025,297	5,007,504
U.S. Senior Loan
Communication Services	5,472,828	—	—	548	—	(6,570)	640,601	—	—	6,107,407	(11,448)
Gaming/Leisure	10,002,768	—	—	58,674	28,475	147,182	938,933	(422,118)	—	10,753,914	259,855
Healthcare	24,398,513	—	—	—	—	16,674,566	6,660,578	—	—	47,733,657	19,576,293

Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

	Balance as of December 31, 2018 $	Transfers into Level 3 $	Transfers Out of Level 3 $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gains/ (Losses) $	Net Unrealized Gains/ (Losses) $	Net Purchases $	Net (Sales) $	Distribution to Return Capital $	Balance as of December 31, 2019 $	Change in Unrealized Appreciation (Depreciation) from Investments at of December 31, 2019 $
Housing	—	—	—	—	(1,743,503)	1,743,503	—	—	—	—	1,743,503
Industrials	8,269,728	—	—	363,695	—	(1,764,280)	1,236,044	—	—	8,105,187	(1,518,633)
Information Technology	57,000,000	—	—	—	—	(171,000)	—	—	—	56,829,000	(171,000)
Real Estate	1,228,016	—	—	(6,343)	8,756	33,403	—	(1,263,832)	—	—	70,643
Warrant
Industrials	88,054	—	—	—	—	(86,642)	—	—		1,412	(22,007)
Information Technology	51,729	—	—	—	3,287	(25,564)	—	(29,452)	—	—	(10,558)
Claims	52,138	—	—	—	—	—	—	—	—	52,138	—

Total	350,822,205	—	—	416,574	(1,702,985)	37,170,386	179,374,924	(10,233,088)	—	555,848,016	30,035,210

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. For the year ended December 31, 2019, there were no transfers between levels. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 12/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Preferred Stock	233,025,297	Net Asset Value	N/A	N/A
		Discounted Cash Flow	Discount Rate	11.0%
U.S. Senior Loans	129,529,165	Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Discount	10%
		Multiples Analysis	Multiple of EBITDA less CAPEX	6.25x - 11.00x
		Transaction Analysis	Multiple of EBITDA less CAPEX	10.0x - 12.0x
		Transaction Indication of Value	% of Par	30.0% - 35.0%
		Black-Scholes Model	Volatility Assumption	25% - 40%
		Discounted Cash Flow	Discount Rate	7.75% - 11.10%
			Spread Adjustment	0.10%
Common Stocks	103,386,134	Multiples Analysis	Multiple of EBITDA less CAPEX	6.25x - 11.00x
			Multiple of EBITDA	7.0x - 8.75x
			Unadjusted Price/MHz-PoP	$0.12 - $0.95
			Risk Discount	55.2% - 59.8%
		Discounted Cash Flow	Discount Rate	7.75% - 20.0%
			Capitalization Rate	10.5%
		Transaction Analysis	Multiple of EBITDA	8.25x - 8.75x
			Multiple of EBITDA less CAPEX	10.0x - 12.0x
		Transaction Indication of Value	% of Par	30.0% - 35.0%
			Enterprise Value ($mm)	$365.0 - $771.0
		Black-Scholes Model	Volatility Assumption	25% - 40%
		Net Asset Value	N/A	N/A
LLC Interest	88,777,470	Discounted Cash Flow	Discount Rate	2.59% - 9.45%
Corporate Bonds & Notes	1,076,400	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Claims	52,138	Pricing Feed	Indication of Value	1.375

26	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

Category	Market Value at 12/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Warrants	1,412	Discounted Cash Flow	Discount Rate	20%
		Multiples Analysis	Multiple of EBITDA	7.0x - 8.75x
		Transaction Analysis	Multiple of EBITDA	8.25x - 8.75x
		Black-Scholes Model	Volatility Assumption	30 - 40%

Total	555,848,016

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 70% as of December 31, 2019. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable input used in the fair value measurement of the Fund’s preferred stock asset is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the maturity or call date, if shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund records distributions received from investments in REITs and partnerships in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts once the issuers provide information about the actual composition of the distributions.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains

Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Consolidated Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short and written options contracts is classified as restricted cash on the Consolidated Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $9,100,343 was held with the broker for the Fund. Securities valued at $52,833,848 were posted in the Fund’s segregated account as collateral.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments. As of December 31, 2019 we had no hedge accounting derivatives.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all

28	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

During the year ended December 31, 2019, the Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Consolidated Statement of Assets and Liabilities as “Restricted Cash — Futures.”

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

For the year ended December 31, 2019, the Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of the Fund.

Reverse Repurchase Agreements

The Fund engages in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. This creates leverage for the Fund because the cash received can be used to purchase other securities. See Note 6 for additional information on the Fund’s reverse repurchase agreements.

Additional Derivative Information

The Fund follows adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at December 31, 2019:

	Fair Value
Risk Exposure	Asset Derivative		Liability Derivative
Equity Price Risk	$17,325,000	(1)(3)	$(3,807,364	)(2)(4)
Foreign Currency Risk	1,034,600	(1)	—

(1)	Statement of Assets and Liabilities location: Investments, at value.
(2)	Statement of Assets and Liabilities location: Written options contracts, at value.
(3)	Statement of Assets and Liabilities location: Variation margin receivable.
(4)

Includes cumulative unrealized depreciation of futures contracts as reported in the Investment Portfolio and within the components of net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019, is as follows:

Risk Exposure	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$(25,631,591	)(1)(2)(3)	$12,620,163	(4)(5)(6)
Foreign Currency Risk	(3,954,624	)(1)	(1,847,650	)(4)

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers. Purchased options only.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on investments. Purchased options only.
(5)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on written options contracts.
(6)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts.

The average monthly volume of derivative activity for the year ended December 31, 2019 is as follows:

Income Fund	Units/ Contracts	Appreciation/ (Depreciation)
Purchased Options Contracts	352,974,595	—
Written Options Contracts	10,033	—
Futures Contracts	—	[15,389	]

Note 4. Securities Lending

Effective November 8, 2019, HCMFA entered into a custody agreement with Bank of New York Mellon (“BNY”). Prior to November 8, 2019, State Street Bank and Trust Company (“State Street”) served as the custodian to the Fund.

As of December 31, 2019, the Fund did not participate in securities lending transactions with BNY.

Prior to November 8, 2019, the Fund could seek additional income by making secured loans of its portfolio securities through its prior custodian, State Street Bank and Trust. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. State Street would charge a fund fees based on a percentage of the securities lending income.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, State Street would reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to Securities Loan Agreements (“SLA”), which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by State Street. State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, losses deferred due to wash sale transactions, and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

30	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

For the year ended December 31, 2019, permanent differences chiefly resulting from partnership basis adjustments, return of capital distributions paid by the fund, differences in premium amortization methods for book and tax, foreign currency gains and losses, reorganization expenses, and paydown reclasses were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings (Accumulated Losses)	Paid-in-Capital
$(162,876)	$162,876

At December 31, 2019, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Other Temporary Differences	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) (1)
$—	$(213,623,033)	$(409,683,245)

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, non-taxable dividends, partnership, REIT basis adjustments and difference in premium amortization methods for book and tax.

As of December 31, 2019, the Fund has capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, the gains offset will not be distributed to shareholders.

No Expiration Short-Term(1)	No Expiration Long-Term	Total
$38,056,401	$175,566,632	$213,623,033

During the year ended December 31, 2019, the Fund did not utilize capital loss carryforwards to offset capital gains.

The tax character of distributions paid during the last two fiscal year/period ended December 31, and the year ended June 30, 2018 is as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
2019	$58,214,363	$—	$8,201,030
2018	32,468,254	—	720,948
2018*	49,645,426	—	6,936,337

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
*	Year ended June 30.

Unrealized appreciation and depreciation at December 31, 2019, based on cost of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$101,121,905	$(510,805,150)	$(409,683,245)	$1,938,328,068

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses and specified losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2019, the Fund did not elect to defer net realized losses incurred from November 1, 2019 through December 31, 2019.

Note 6. Credit Agreement and Reverse Repurchase Agreement

On February 2, 2018, HFRO Sub, LLC a wholly-owned subsidiary of the Fund entered into a financing arrangement (the “Financing Arrangement”) with Bank of America Merrill Lynch and Bank of America, N.A. The Fund is in compliance with the Financing Arrangement.

Pursuant to the terms of the Financing Arrangement, and subject to certain customary conditions, HFRO Sub, LLC may borrow on a revolving basis a maximum of $350 million, with a maturity date of February 2, 2022. In connection with the Financing Arrangement, HFRO Sub, LLC and the Fund have made representations and warranties regarding the loans and underlying collateral and are required to comply with various covenants, reporting requirements and other customary requirements. The Financing Arrangement also limits the recourse of the lender to the assets of HFRO Sub, LLC and includes usual and customary events of default for senior secured revolving facilities of this nature. At December 31, 2019, current outstanding and fair value amounts were $300,000,000 and $307,092,068, respectively, and would be categorized as Level 3 within the fair value hierarchy. The Fund’s average daily balance was $370,000,000 at a weighted average interest rate of 3.61% for the days outstanding.

On March 21, 2017, the Fund entered into a leverage facility agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International, Ltd., BNP Prime Brokerage, Inc., acting through its New York Branch, and BNP Paribas (together, the “BNPP Entities”). Under the BNP Agreement, the BNPP Entities may make margin loans to Fund at a rate of one-month LIBOR + 0.50%. The BNP Agreement may be terminated by either the Fund or the BNPP Entities with 30 days’ notice.

Annual Report	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

At December 31, 2019, the Fund had an outstanding balance of $3,324,533 on the BNP Agreement. The Fund’s average daily balance was $2,533,151 at a weighted average interest rate of 1.72% for the days outstanding.

On February 9, 2018, the Fund entered into an agreement with BNP Paribas Securities Corporation (“BNP Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to BNP Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from BNP Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At December 31, 2019, the Fund’s outstanding balance on the BNP Securities was $56,261,600. The Fund’s average daily balance was $50,171,540 at a weighted average interest rate of 3.78% for the days outstanding.

On March 6, 2019, the Fund entered into an agreement with Mizuho Securities USA LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At December 31, 2019, the Fund’s outstanding balance on the Mizuho Securities was $63,535,000. The Fund’s average daily balance was $34,233,551 at a weighted average interest rate of 3.51% for the days outstanding.

Note 7. Investment Advisory, Administration and Trustee Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows the Fund’s contractual advisory fee with the Investment Adviser for the year ended December 31, 2019:

Annual Fee Rate to the Investment Advisor	> 1 Billion	> 2 Billion
0.65%	0.60%	0.55%

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser delegates certain administrative functions and pays the sub-administrator directly for these sub-administration services. Effective October 1, 2018, the Investment Adviser entered into an administrative services agreement with SEI Investments Global Funds Services, a wholly owned subsidiary of SEI Investments Company. Prior to October 1, 2018, State Street served as sub-administrator to the Fund.

Expense Limits and Fee Reimbursements

The Investment Adviser had contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its Plan, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the Fund (the “HIF Expense Cap”). The HIF Expense Cap expired on October 31, 2016. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the HIF Expense Cap in effect at the time of such waiver/reimbursement.

There can be no assurance that these fee reductions will be sufficient to avoid any loss. On December 31, 2019, the

32	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

amounts subject to possible future recoupment under the Fund’s expense limitations were as follows:

Fiscal Years Ended December 31
2020
$169,993

During the year ended December 31, 2019, the Investment Adviser did not recoup any amounts previously waived or reimbursed.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex overseen by such Trustee based on relative net assets. Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex based on relative net assets. The Independent Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan. The “Highland Funds Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Expedited Settlement Agreements

On June 15, 2017 and May 14, 2019, the Fund entered into Expedited Settlement Agreements with two major dealers in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreements”). The Expedited Settlement Agreements are designed to reduce settlement times from the standard seven days to three days for eligible loans. For the year ended December 31, 2019, the Fund paid $81,544 to the dealers as part of the Expedited Settlement Agreements.

While the Expedited Settlement Agreements are intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreements or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Annual Report	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company, and its strategy may bear adversely on its ability to so qualify.

Distressed and Defaulted Securities Risk

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Financial Services Industry Risk is the risk associated with the fact that the Trust’s investments in Senior Loans are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk

The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund are, and others may be, illiquid, and consequently the Fund may not be able to

34	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. A high percentage of illiquid securities in a Fund creates a risk that such a Fund may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision;

changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Preferred Share Risk

Preferred share risk is the risk associated with the issuance of preferred shares to leverage the common shares. When preferred shares are issued, the NAV and market value of the common shares become more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. The Trust will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the issuance of preferred shares may not result in a higher yield or return to the holders of the common shares. If the dividend rate and other costs of the preferred shares approach the net rate of return

Annual Report	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

on the Trust’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate and other costs of the preferred shares exceed the net rate of return on the Trust’s investment portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust had not issued preferred shares.

Real Estate Investment Trust Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Real Estate Market Risk

The Trust is exposed to economic, market and regulatory changes that impact the real estate market generally through its investment in NFRO REIT Sub, LLC (the "REIT Subsidiary"), which may cause the Trust’s operating results to suffer. A number of factors may prevent the REIT Subsidiary’s properties and other real estate-related investments from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include: national, regional and local economic conditions; changing demographics; the ability of property managers to provide capable management and adequate maintenance; the quality of a property’s construction and design; increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes); potential environmental and other legal liabilities; the level of financing used by the REIT Subsidiary and the availability and cost of refinancing; potential instability, default or bankruptcy of tenants in the properties owned by the REIT Subsidiary; the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Structured Finance Securities Risk

A portion of the Trust’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Trust and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans

36	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s primary illiquid asset, TerreStar. TerreStar is a non-operating company that does not currently generate revenue and which primarily derives its value from two spectrum frequencies, the license with respect to one of which was terminated by the FCC and is being contested by TerreStar on technical and public policy grounds. TerreStar currently anticipates such contest may take between 12 to 30 months and expects deployment of its other spectrum asset to require a similar period of time. If TerreStar is ultimately unsuccessful in its efforts, the terminated license would not be reinstated and the value of the TerreStar equity would likely be materially negatively impacted. The fair valuation of TerreStar involves uncertainty as it is materially dependent on these estimates. With regard to the likelihood of TerreStar regaining the terminated license, the Investment Adviser assigned a high probability of success, based in part in consultation with outside experts.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended December 31, 2019, were as follows:

U.S Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$80,861,009	$—	$541,939,379	$257,895,576

Note 10. Affiliated Issuers and Other Affiliate Matters

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of December 31, 2019:

Issuer	Shares at December 31, 2018	Beginning Value as of December 31, 2018 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Realized Gain/(Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of December 31, 2019 $	Shares at December 31, 2019	Affiliated Income $
Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,291,881	1	101,797	—	—	—	(101,797)	1	1,393,678	—
Claymore (Common Stocks)	8,698,220	9	671,970	—	—	—	(671,970)	9	9,370,190	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	52,229,448	24,398,513	7,621,644	—	—	—	15,785,754	47,805,911	58,920,016	6,735,585
EDS Legacy Partners (U.S. Senior Loans)	57,000,000	57,000,000	—	—	—	—	(171,000)	56,829,000	57,000,000	4,485,106
Euramax International (U.S. Senior Loans, Common Stocks & Warrants)	8,393,725	11,202,541	1,236,044	—	—	—	(4,286,369)	8,152,216	9,629,768	2,241,584
Gambier Bay LLC (Common Stocks)	10,939,879	1,258,086	—	—	(7,856,551)	—	6,598,465	—	—	—

Annual Report	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

Issuer	Shares at December 31, 2018	Beginning Value as of December 31, 2018 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Realized Gain/(Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of December 31, 2019 $	Shares at December 31, 2019	Affiliated Income $
LLV Holdco LLC (U.S. Senior Loans, Common Stocks and Warrants)	12,552,393	10,002,768	938,933	—	—	—	(187,787)	10,753,914	13,442,392	40,105
Nevada Land Group LLC (U.S. Senior Loans)	1,743,503	—	—	—	—	(1,743,503)	1,743,503	—	—	49,304
NexPoint Strategic Opportunities Fund (Registered Investment Company)	427,345	8,516,986	9,983,152	—	(1,887,220)	—	904,805	17,517,723	989,143	263,488
NFRO REIT SUB, LLC (Common Stocks)	802,563	17,207,025	77,210,000	—	—	—	1,330,496	95,747,521	4,328,483	175,880
SFR WLIF I, II, III, LLC (LLC Interest)	—	—	90,000,000	—	—	—	(1,222,530)	88,777,470	90,000,000	4,427,613

Total	154,078,957	129,585,929	187,763,540	—	(9,743,771)	(1,743,503)	19,721,570	325,583,765	245,073,670	18,418,665

The Adviser has been historically affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The case was subsequently transferred to the United States Bankruptcy Court for the Northern District of Texas. On January 9, 2020, the bankruptcy court approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. Mr. Dondero will, however, remain as an employee of HCMLP and as portfolio manager for all funds and vehicles for which he currently holds such titles. Nevertheless, given Mr. Dondero’s historic role with HCMLP and his continued ownership interest and roles with respect to the Highland platform as a whole, as well as the shared services agreements between HCMLP and our Adviser, we still treat HCMLP and its affiliates as our affiliates for purposes hereof.

Note 11. Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the

Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 12. New Accounting Pronouncements

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows to explain the change during the period in the total of cash, restricted cash and cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and effective April 1, 2018, the Fund no longer reports the change in restricted cash and cash equivalents in the operating and investing sections in our Consolidated Statement of Cash Flows. Restricted cash and cash equivalents are now included in the beginning and end of the period cash and cash equivalents on the Consolidated Statement of Cash Flows. These changes have been applied using a retrospective transition method to each period presented.

38	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2019	Highland Income Fund

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Fund’s consolidated financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Fund’s consolidated financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for consolidated financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Fund’s consolidated financial statements.

Note 13. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Additionally the fund is required to maintain 200% asset coverage with respect to the preferred share issuance as well as its various leverage facilities. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Amount Outstanding Excluding Preferred Shares	% of Asset Coverage of Indebtedness Excluding Preferred Shares	Amount Outstanding Including Preferred Shares	% of Asset Coverage of Indebtedness Including Preferred Shares(2)
12/31/2019	419,796,600	337.13%	564,796,600	276.25%
12/31/2018(1)	496,141,100	306.80%	496,141,100	306.80%
6/30/2018	498,563,423	317.70%	498,563,423	317.70%
6/30/2017	N/A	N/A	N/A	N/A
6/30/2016	N/A	N/A	N/A	N/A
6/30/2015	51,500,000	1641.40%	51,500,000	1641.40%
6/30/2014	60,000,000	1577.60%	60,000,000	1577.60%
6/30/2013	N/A	N/A	N/A	N/A
6/30/2012	89,000,000	718.40%	89,000,000	718.40%
6/30/2011	135,000,000	659.90%	135,000,000	659.90%
6/30/2010	115,000,000	606.00%	115,000,000	606.00%
6/30/2009	181,000,000	465.80%	181,000,000	465.80%

[1]	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).
[2]	As referenced in Note 1, the Fund issued $145mm in preferred shares subject to the 200% Asset Coverage of Indebtedness requirements under the 40 Act.

Note 14. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of December 31, 2019, NFRO REIT Sub LLC was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g). This subsidiaries is wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of these unconsolidated subsidiaries is presented below:

NFRO REIT Sub, LLC December 31, 2019
Balance Sheet:
Current Assets	$3,939,000
Noncurrent Assets	205,094,000

Total Assets	209,033,000
Current Liabilities	5,838,000
Noncurrent Liabilities	122,262,000

Total Liabilities	128,100,000
Preferred Stock	1,000
Non-controlling interest (in consolidated investments)	104,000
Invested Equity	80,828,000

Total Equity	$80,933,000

Annual Report	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

December 31, 2019	Highland Income Fund

NFRO REIT Sub, LLC For the Year Ended December 31, 2019
Summary of Operations:
Net Sales	$7,168,000
Gross Profit (Loss)	(13,105,000)
Net Income (Loss)	(13,105,000)
Net Income (Loss) attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	—

Note 15. Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no such subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund.

As a result of the decreases in market value of the Fund’s assets pledged at derivative counterparties, the Fund has been required to post additional collateral relating to its margin requirements. The Fund has posted all required collateral; however, the Fund’s ability to meet future margin calls may be impacted by continued unfavorable market conditions.

40	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Highland Income Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, of Highland Income Fund and its subsidiary (the “Fund”) as of December 31, 2019, the related consolidated statements of operations and cash flows for the year ended December 31, 2019, the consolidated statement of changes in net assets for the year ended December 31, 2019 and the period July 1, 2018 through December 31, 2018, including the related notes, and the consolidated financial highlights for the year ended December 31, 2019, the period July 1, 2018 through December 31, 2018, and for the year ended June 30, 2015 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year ended December 31, 2019 and the period July 1, 2018 through December 31, 2018, and the financial highlights for the year ended December 31, 2019, the period July 1, 2018 through December 31, 2018 and for the year ended June 30, 2015 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended June 30, 2018 and the financial highlights for each of the years ended June 30, 2018, 2017 and 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 24, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

April 10, 2020

We have served as the auditor of one or more investment companies of Highland Capital Management Fund Advisors, L.P. and its affiliates since 2004.

Annual Report	41

ADDITIONAL INFORMATION (unaudited)

December 31, 2019	Highland Income Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Tax Information

For shareholders that do not have a December 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2019 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2019, the Fund hereby designates the following items with regard to distributions paid during the year.

Return of Capital	Ordinary Income Distribution	Total	Qualified Dividends and Corporate Dividends Received Deduction*	Qualified Dividend Income (15% tax rate for QDI)**	Interest Related Dividends***
12.35%	87.65%	100.00%	4.57%	4.63%	38.37%

*	The percentage in this column represents the amount of “Qualifying for Corporate Receivable Deduction Dividends” and is reflected as a percentage of ordinary income distributions.
**

The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of the Fund to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

***

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions exempt from U.S. withholding tax when paid to foreign investors.

The information herein may differ from the information and distributions taxable to the shareholder for the calendar year ended December 31, 2019. Complete information will be computed and reported with your 2019 Form 1099-DIV.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The

42	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	Highland Income Fund

Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Approval of Highland Income Fund Advisory Agreement

The Fund has retained Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Investment Adviser and the Fund (the “Advisory Agreement”). The Advisory Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Advisory Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During a telephonic meeting held on August 15, 2019, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreement for a one-year period commencing November 1, 2019 with respect to the Fund. The primary objective of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 19-20, 2019, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2019. As part of its review process, the Board requested, through its independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions and with respect to cybersecurity, business continuity and disaster recovery; (4) comparative information showing how the Fund’s fees and expenses compare to those of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund, if any; (5) information regarding the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to the Fund, if any; (6) premium and discount information with respect to the Fund; (7) information regarding brokerage and portfolio transactions; and (8) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or its affiliates. After the August 2019 meeting, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent source of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”). The Board also received data relating to the Fund’s leverage and distribution rates as compared to its peer group.

Annual Report	43

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	Highland Income Fund

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at periodic meetings of the Board of Trustees over the course of the year with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the September 19-20, 2019 meeting and throughout the year was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Advisory Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board of Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself.

Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Advisory Agreement, including prior to the September 19-20, 2019 meeting.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board discussed the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board also considered the Investment Adviser’s risk management processes. The Board of Trustees took into account the terms of the Advisory Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided by the Investment Adviser and the undertakings required of the Investment Adviser in connection with those services, including maintaining and monitoring its own and the Fund’s compliance program, had expanded over time as a result of regulatory, market and other developments. In this regard, they considered the Adviser’s preparation with respect to the reporting modernization and liquidity risk management requirements required by new SEC regulations. The Board of Trustees also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services, provided to the Fund and its shareholders by the Investment Adviser and its affiliates. The Board also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Adviser with respect to the Fund and the other funds in the Highland complex over the years.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board also took into

44	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	Highland Income Fund

account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports during the preceding year and in past years.

The Board took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreement.

The Investment Adviser’s historical performance.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received data with respect to the Fund’s leverage and distribution rates as compared to its peer group. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE.

Among other data relating specifically to the Fund’s performance, the Board took note of FUSE’s explanatory note that the peer group and universe consist of bank loan funds with similar pricing characteristics. The Board took into account that the Fund had changed its name from the Highland Floating Rate Opportunities Fund, expanded its investment strategy and removed the policy to invest at least 80% of net assets in floating rate securities in May 2019. The Board took into account the differences in the Fund’s strategy from the funds in its peer group constructed by FUSE.

The Board of Trustees then considered that the Fund had outperformed the Credit Suisse Leveraged Loan USD Index and universe for three- and ten-year periods and had underperformed its index and universe for one- and five-year periods. The Board also took into account management’s discussion of the Fund’s performance, including that the Fund’s performance does not generally move with the market, as well as the differences in the Fund’s strategy from its peer group.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors, including the Adviser’s actions to address any underperformance, supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate. The Board of Trustees took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets.

Among other data, the Board of Trustees considered that the Fund’s net management fee (including administrative fees) was lower than its peer group median and that the Fund’s total net expense was about equal to both its peer group and its peer universe. The Board of Trustees also took into account management’s discussion of the Fund’s expenses.

The Board of Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for

Annual Report	45

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2019	Highland Income Fund

services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board considered the effective fee under the Advisory Agreement for the Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. The Board noted that the advisory fee for the Fund includes breakpoints. The Board considered the Investment Adviser’s discussion of the Fund’s advisory fee structure. The Board of Trustees concluded that the fee structure is reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser proposes to provide, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 14, 2019. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Withheld
To elect Ethan Powell as a Class I Trustee of the Fund, to serve for a three-year term expiring at the 2022 Annual Meeting.	43,068,510	3,817,939
To elect Bryan A. Ward as a Class I Trustee of the Fund, to serve for a three-year term expiring at the 2022 Annual Meeting.	43,087,170	3,799,278

Proposal	Votes For	Votes Against
To approve a change to the Fund’s fundamental policy regarding concentration such that the Fund will invest at least 25% of the value of its total assets in the real estate industry	32,441,337	4,121,423

In addition to the two Trustees who were elected at the annual meeting, as noted above, the following other Trustees continued in office after the Fund’s annual meeting: Dr. Bob Froehlich, Dustin Norris, Ethan Powell and Bryan A. Ward.

46	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	Highland Income Fund

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “Highland Funds Complex,” as referred to herein consists of: the Fund, each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Event-Driven Fund (“NEDF”), NexPoint Latin American Opportunities Fund (“NLAF”), NexPoint Real Estate Strategies Fund (“NRESF”), NexPoint Strategic Income Fund (“NSIF”), NexPoint Energy and Materials Opportunities Fund (“NEMO”), NexPoint Discount Strategies Fund (“NDSF”), NexPoint Healthcare Opportunities Fund (“NHOF”, and together with NEDF, NLAF, NRESF, NSIF, NEMO, and NDSF, the “Interval Funds”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	3 year term (expiring at 2020 annual meeting); Trustee since August 2017.	Retired.	20	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	47

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	Highland Income Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[2] (6/16/1958)	Trustee	3 year term (expiring at 2021 annual meeting); Trustee since August 2017.	President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. (“HCMLP”) from February 2007 until his resignation in November 2014.	20	Manager of Turtle Bay Resort, LLC (August 2011 — December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Ethan Powell[3] (6/20/1975)	Trustee; Chairman of the Board	3 year term (expiring at 2022 annual meeting); Trustee since August 2017; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA from 2012 until December 2015; Senior Retail Fund Analyst of HCMLP from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.	20	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

48	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	Highland Income Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Bryan A. Ward (2/4/1955)	Trustee	3 year term (expiring at 2022 annual meeting); Trustee since August 2017.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.	20	Director of Equity Metrix, LLC	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Annual Report	49

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	Highland Income Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees

Dustin Norris (1/6/1984)	Trustee	Initial 3 year term (expiring at 2022 annual meeting); Trustee since February 2018.	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. (“NSI”) (formerly, Highland Capital Funds Distributor, Inc.) since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Secretary of HFRO, GAF, HFI and HFII from October 2017 until April 2019; Assistant Secretary of HFRO and GAF II from August 2017 to October 2017; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NHF from December 2015 until April 2019; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of the BDC from 2014 until April 2019; and Secretary of the Interval Funds from March 2016 until April 2019.	20	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

50	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2019	Highland Income Fund

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of September 30, 2019, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $230,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. Additionally, an investment adviser controlled by Mr. Honis has entered into a shared services arrangement with an affiliate of the Adviser, pursuant to which the affiliate provides back office support in exchange for approximately $50,000 per quarter. The affiliated adviser was paid $147,000 and $208,000 in 2017 and 2018, respectively. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

3	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Partner and Chief Financial Officer of HCMLP; Treasurer of the Highland Funds Complex since May 2015.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Chief Accounting Officer at HCMLP; Assistant Treasurer of the Highland Funds Complex since March 2017.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCMLP.

Dustin Norris (1/6/1984)	Executive Vice President; Trustee	Indefinite Term; Executive Vice President since April 2019; Trustee since February 2018	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Highland Funds Complex since November 2012.

Lauren Thedford (1/7/1989)	Secretary since April 2019	Indefinite Term: Secretary since April 2019	Associate General Counsel at HCMLP since September 2017; In-House Counsel at HCMLP from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019; member of the AT&T Performance Arts Center, Education and Community Committee since March 2019.

Annual Report	51

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Underwriter

NexPoint Securities, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000

Dallas, TX 75201

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Income Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-357-9167 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-800-357-9167 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-357-9167.

52	Annual Report

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Highland Funds

c/o American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Highland Income Fund	Annual Report, December 31, 2019

www.highlandfunds.com

Item 2. Code of Ethics.

(a)Highland Income Fund (formerly, Highland Floating Rate Opportunities Fund) (the "Registrant"), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)Not applicable.

(c)There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the

Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the

Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item's instructions.

(e)Not applicable.

(f)The Registrant's code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant's Board of Trustees (the "Board") has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the "Audit Committee"), is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC") in Item 3 of Form N-CSR. Mr. Ward is "independent" as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $255,000 for the fiscal year ended December 31, 2018 and $357,000 for the fiscal year ended December 31, 2019.

Audit-Related Fees

(b)The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph

(a) of this Item are $55,000 for the fiscal year ended December 31, 2018 and $20,000 for the fiscal year ended December 31, 2019.

Tax Fees

(c)The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,000 for the fiscal year ended December 31, 2018 and $20,000 for the fiscal year ended December 31, 2019. The nature of the services related to assistance on the Registrant's tax returns and excise tax calculations.

All Other Fees

(d)The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

(e)(1) Disclose the Audit Committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a)have direct responsibility for the appointment, compensation, retention and oversight of the Registrant's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an "Adviser Affiliate") that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c)establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)review and consider whether the independent auditors' provision of any non-audit services to the Registrant, the Registrant's investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)100%

(c)100%

(d)100%

(f)The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $357,000 for the fiscal year ended December 31, 2018 and $665,000 for the fiscal year ended December 31, 2019.

(h)The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the

Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is composed of the following Trustees, each of whom is not an "interested person" as defined in the 1940 Act:

Dr. Bob Froehlich

Timothy K. Hui*

Bryan A. Ward

Ethan Powell

*During the period covered by the report Timothy K. Hui was a member of the Audit Committee. Effective March 1, 2019, Mr. Hui retired and Ethan Powell was appointed to the Audit Committee. Mr. Powell is not an "interested person" as defined in the 1940 Act.

Item 6. Investments.

(a)Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to shareholders filed under Item 1 of this form.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the "Policy") is to set forth the principles and procedures by which HCMFA (the "Company") votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company's fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act").

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser's proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser's proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub- adviser's policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company's activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company's affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client's holdings, taking into account the relevant Client's investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

1In any case where a Client has instructed the Company to vote in a particular manner on the Client's behalf, those instructions will govern in lieu of parameters set forth in the Policy.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor ("Proxy Advisor") to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors' potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor's staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service ("Proxy Voting Service") to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company's instructions, which shall be given in a manner consistent with this Policy. The

Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company's instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments ("Nonstandard Proxy Notices") with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the "Settlement Designee") shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [ .com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email

notice sent to the Portfolio Manager(s) and [		.com] by the Settlement Designee or by sending voting instructions to
[	.com] and [	.com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance

Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company's settlement group, that Settlement Designee or member of the Company's settlement group shall respond to the original notice

email sent to [	.com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer's management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor's recommendation is in a Client's best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the "CCO") for guidance.

Voting

Upon receipt of the relevant Portfolio Managers' voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client's economic interests or the value of the portfolio holding is insignificant in relation to the Client's portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company's Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a

Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor's recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor's recommendation, then the CCO shall document the rationale for the vote); (iii) "echo voting" or "mirror voting" the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client's voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund's Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company's Compliance Department:

(i)The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company's or affiliate's annual revenues.

(ii)The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company's next two full fiscal years.

(iii)The issuer is an entity in which a "Covered Person" (as defined in the Company's Policies and Procedures Designed to

Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the "Code of Ethics")) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company's last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company's next two full fiscal years (for example, a vote to increase an investment advisor y fee for a Retail Fund advised by the Company or an affiliate).

(vi)Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client's securities on a particular matter in a particular way.

(vii)The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)Any other circumstance where the Company's duty to serve its Clients' interests, typically referred to as its "duty of loyalty," could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the Client's holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Fund will maintain a report of the vote and all relevant documentation.

The Fund shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)Copies of this Policy and any amendments thereto.

(ii)A current copy of the Proxy Advisor's voting guidelines, as amended.

(iii)A copy of each proxy statement that the Company receives regarding Client securities. The Company may rely on a third party to make and retain, on the Company's behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company's behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client's securities. This Policy is, however, subject to change at any time without notice.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

2If the Company has essentially immediate access to a book or record (on the Company's proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. "Immediate access" to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the "SEC") examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or

Management Team Members

The Registrant's portfolio managers, who are primarily responsible for the day-to-day management of the Registrant's portfolio, are James Dondero and Jon Poglitsch.

James Dondero – Mr. Dondero has over 25 years of experience in credit markets. In addition to his role at NexPoint Advisors, L.P. ("NexPoint"), Mr. Dondero is the co-founder of Highland Capital Management, L.P. ("HCMLP") and founder and President of NexPoint. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding HCMLP in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life's GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporate bonds, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant. Mr. Dondero has also earned the right to use the Chartered Financial Analyst designation. He also serves as President of NexPoint Capital, Inc., NexPoint Real Estate Strategies Fund and NexPoint Healthcare Opportunities Fund. Mr. Dondero currently serves as Chairman of NexBank SSB and NexPoint Residential Trust, Inc. and serves on the Board of Directors of American Banknote Corporation, Metro-Goldwyn-Mayer, NexPoint Hospitality Trust, NexPoint Real Estate Finance, Inc., Jernigan Capital, Inc., Cornerstone Healthcare Group, SeaOne Holdings, LLC and Texmark Timber Treasury, L.P.

Jon Poglitsch – Mr. Poglitsch is the Head of Credit at HCM. Prior to his current position, Mr. Poglitsch served as a Managing Director at HCFMA, where he spent a substantial amount of time covering the Energy, Competitive Power, Utilities, and Transportation industries; he also served as a Senior Portfolio Analyst on both the Institutional and Retail fund research teams. Prior to joining HCM in 2007, Mr. Poglitsch was a consultant for Muse Stancil and Co. ("Muse"), where he provided mergers and acquisition, valuation, and strategic advisory services to a variety of clients in the midstream and downstream energy sectors, including integrated oil, independent refinery, pipeline, power, and renewable fuel companies. Prior to joining Muse, Mr. Poglitsch was a senior financial analyst for American Airlines. He received an MBA with a concentration in Finance from the University of Texas at Austin and a BS in Chemical Engineering from the University of Oklahoma. Mr. Poglitsch has earned the right to use the Chartered Financial Analyst designation.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant's portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2019.

James Dondero

			# of Accounts	Total Assets with
			Managed with	Performance-
	Total		Performance-	Based
Type of Accounts	# of Accounts	Total Assets	Based	Advisory Fee
	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	11	$1,570	1	$88
Other Pooled Investment Vehicles:	1	$1,974	1	$1,974
Other Accounts:	—	$—	—	$—
Jon Poglitsch

			# of Accounts	Total Assets with
			Managed with	Performance-
	Total		Performance-	Based
Type of Accounts	# of Accounts	Total Assets	Based	Advisory Fee
	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	2	$294	—	$—
Other Pooled Investment Vehicles:	—	$—	—	$—
Other Accounts:	1	$422	—	$—

Potential Conflicts of Interests

The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Registrant. For the purposes of this section, the term "Highland" shall include the Adviser and its affiliated investment advisors, including HCMLP and its affiliates. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant's monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Highland has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland furnishes advisory services to numerous clients in addition to the Registrant, and Highland may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to Highland or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, Highland, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser's (or its affiliates') partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Highland includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by certain advisers and funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all "Investment Companies," which includes future closed-end investment companies registered under the 1940 Act that are managed by affiliated advisers, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer's capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer's capital structure, Highland generally will pursue the strategy that Highland believes best reflects what would be expected to be negotiated in an arm's length transaction, but in all instances with due consideration being given to Highland's fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may represent more than one part of an issuer's capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed. Highland may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Highland personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Highland personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee's determination. A portfolio manager with respect to any applicable Highland registered investment company clients ("Retail Accounts") participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser's Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund's arrangements with Highland, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund's shareholders, giving rise to a conflict of interest. The Fund's officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund's officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund's investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Registrant and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

In addition, it is anticipated that a portion of the Registrant's assets will be represented by real estate investment trusts ("REITs"), asset backed securities and/or collateralized loan obligations ("CLOs") sponsored, organized and/or managed by the Adviser and its affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Registrant with an opportunity to periodically review the Registrant's investments in such REITs, asset-backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Registrant and its shareholders. The Adviser may effect client cross-transactions where it causes a transaction to be effected between the Registrant and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Registrant any time that the Adviser believes such transaction to be fair to the Registrant and the other client of the Adviser or its affiliates. As further described below, the Adviser may effect principal transactions where the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law, which may include the Adviser obtaining the consent and approval of the Registrant prior to engaging in any such principal transaction between the Registrant and the Adviser or its affiliates.

The Adviser may direct the Registrant to acquire or dispose of investments in cross trades between the Registrant and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Registrant may enhance the profitability of the Adviser's own investments in such companies.

HCMFA has been historically affiliated through common control with HCMLP, an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The case was subsequently transferred to the United States Bankruptcy Court for the Northern District of Texas. On January 9, 2020, the bankruptcy court approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP's general partner. Mr. Dondero will, however, remain as an employee of HCMLP and as portfolio manager for all funds and vehicles for which he currently holds such titles. Nevertheless, given Mr. Dondero's historic role with HCMLP and his continued ownership interest and roles with respect to the Highland platform as a whole, as well as the shared services agreements between HCMLP and HCMFA, we still treat HCMLP and its affiliates as our affiliates for purposes hereof.

HCMFA is not a party to HCMLP's bankruptcy filing. HCMFA is a party to a shared services arrangement with HCMLP. Under this arrangement our Adviser may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. We do not expect HCMLP's bankruptcy filings to impact its provision of services to HCMFA at this time.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

HCMFA's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager's underlying account, the pre-tax combined performance of the portfolio manager's underlying accounts, and the pre-tax relative performance of the portfolio manager's underlying accounts measured against other employees. Portfolio managers are compensated generally based on their investment performance. The portfolio managers and other investment professionals are ranked based on the alpha generated by their portfolio versus their target index benchmark. Their investment performance is evaluated both versus a target index benchmark return and also compared to the returns of their peers at HCMFA and its affiliates. Other attributes which may be considered in the evaluation process are communication, teamwork, attitude and leadership.

The target indices for the Registrant's portfolio managers are the Morningstar Bank Loan Fund Category and CS Leveraged Loan

Index.

HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation ("HCM Services") and its general partner, Strand Advisors XVI, Inc., of which Mr. James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership. Mr. Okada does not receive compensation based upon investment performance of the fund for which he serves as portfolio manager and instead shares in the profits of HCMFA.

The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person's compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio managers in the Registrant as of December 31, 2019.

Name of Portfolio Managers	Dollar Ranges of Equity Securities Beneficially Owned by
Portfolio Managers

James Dondero Jon Poglitsch

Over $1,000,000 $10,001-$50,000

(b)Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any "affiliated purchaser" during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's Board.

Item 11. Controls and Procedures.

Assessment of the Registrant's Control Environment

(a)Evaluation of Disclosure Controls and Procedures.

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures as of December 31, 2019. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures were not effective due to a material weakness relating to controls over the application of fair value accounting with respect to the validation of fair value methodologies. The controls were not sufficiently designed to ensure the appropriateness of the fair value determinations reached for Level 3 real estate-related holdings. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant's annual or interim financial statements will not be prevented or detected on a timely basis. While this material weakness did not result in a misstatement, it could result in a misstatement to the investment balances or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Management has developed a plan to remediate the material weakness described above. Management utilizes one or more independent valuation experts as part of its existing valuation process for Level 3 real estate-related holdings. Management will undertake additional review procedures by designating a member of the Valuation Committee of the Advisor to monitor and report to the Valuation Committee to ensure that for significant real estate-related holdings, fair values for such holdings are validated through one or more other valuation techniques that are acceptable under ASC 820.

(b)Changes in Internal Controls. Other than the planned enhancements to controls noted above, there have been no changes in the

Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)Gross income from securities lending activities: $0

(2)All fees and/or compensation for securities lending activities and related services: $0

(3)Aggregate fees/compensation: $0

(4)Net income from securities lending activities: $0

(b) "The Registrant's most recent fiscal year ended December 31, 2019, The Bank of New York ("BNY") served as the Registrant's

securities lending agent.	"

As a securities lending agent, BNY is responsible for the implementation and administration of the Registrant's securities lending program. Pursuant to its respective Securities Lending Agreement ("Securities Lending Agreement") with the Registrant, BNY, as a general matter, performs various services, including the following:

•Locating borrowers;

•Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•Negotiation of loan terms;

•Selection of securities to be loaned;

•Recordkeeping and account servicing;

•Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•Arranging for return of loaned securities to the registrant at loan termination.

BNY is compensated for the above-described services from its securities lending revenue split. The table above shows what the Registrant earned and the fees and compensation it paid in connection with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1) The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND INCOME FUND

By (Signature and Title): /s/ Frank Waterhouse Frank Waterhouse

Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: April 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/ Frank Waterhouse Frank Waterhouse

Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: April 10, 2020